As filed with the Securities & Exchange Commission November 30, 1995
                                                                     File Nos.
                                                                       2-11346
                                                                       811-537
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No.

   Post Effective Amendment No. 72                            (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. 18                                           (X)

                        FRANKLIN CUSTODIAN FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (415) 312-2000

       Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]immediately upon filing pursuant to paragraph (b)
[ ]on (date) pursuant to paragraph (b)
[ ]60 days after filing pursuant to paragraph (a)(i)
[x]on February 1, 1996 pursuant to paragraph (a)(i)
[ ]75 days after filing pursuant to paragraph (a)(ii)
[ ]on (date) pursuant to paragraph (a)(ii)of rule 485



If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Calculation of Registration Fee Under the Securities Act of 1933

Title of                   Proposed                         Amount
Securities   Amount        Maximum           Proposed         of
Being        Being         Offering Price    Aggregate     Offering
Registered   Registered*   Per Share          Price*         Fee*
________________________________________________________________
Capital     19,070,307       $21.15         $289,988        $100
Stock___________________________________________________________

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 769,308,676 shares were redeemed during the fiscal year ended September 30, 1995. 750,252,080 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 19,056,596 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $21.15 per share on November 17,1995, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $21.15 in the future. While no fee is required for the 19,056,596 shares, the registrant has elected to register, for $100, an additional $289,988 of shares (approximately 13,711 shares at $21.15 per share).

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on November 24, 1995.



                        FRANKLIN CUSTODIAN FUNDS, INC.
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                Part A: Information Required in the Prospectus
                           (All Series Prospectus)

N-1A                                      Location in
Item No.      Item                        Registration Statement

1.            Cover Page                   Cover Page

2.            Synopsis                     Expense Table

3.            Condensed Financial          "Financial Highlights - How Has the
              Information                  Fund Performed?"; "How Does the Fund
                                           Measure Performance?"

4.            General Description          "What Is the Fund?"; "How Does the
                                           Fund Invest Its Assets?"; "What Are
                                           the Potential Risks Relating to High
                                           Yield Securities?"; "General
                                           Information"

5.            Management of the Fund       "Who Manages the Fund?"; "Who Runs
                                           the Fund?"

5A.           Management's Discussion of   Contained in Registrant's Annual
              Fund Performance             Report to Shareholders

6.            Capital Stock and Other      "What Distributions Might I Receive
              Securities                   from the Fund?"; "General
                                           Information"

7.            Purchase of Securities       "How Do I Buy Shares?"; "How
              Being Offered                Taxation Affects You and the Fund";
                                           "What Programs and Privileges Are
                                           Available to Me as a Shareholder?";
                                           "How Are Fund Shares Valued?";
                                           "Telephone Transactions"

8.            Redemption or Repurchase     "How Do I Sell Shares"; "How Are
                                           Fund Shares Valued?"; "How Do I Get
                                           More Information About My
                                           Investment?"; "General Information";
                                           "Telephone Transactions"

9.            Pending Legal Proceedings    Not Applicable

                        FRANKLIN CUSTODIAN FUNDS, INC.
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                Part A: Information Required in the Prospectus
                     (U.S. Government Securities Series)

N-1A                                       Location in
Item No.     Item                          Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     Expense Table

3.             Condensed Financial          "Financial Highlights - How Has the
               Information                  Fund Performed?"; "How Does the
                                            Fund Measure Performance?"

4.             General Description          "What Is the U.S. Government
                                            Securities Series?"; "How Does the
                                            Fund Invest Its Assets?"; "General
                                            Information"

 5.            Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I Receive
               Securities                   from the Fund?"; "General
                                            Information"

7.             Purchase of Securities       "How Do I Buy Shares?"; "How
               Being Offered                Taxation Affects You and the Fund";
                                            "What Programs and Privileges Are
                                            Available to Me as a Shareholder?";
                                            "How Are Fund Shares Valued?";
                                            "Telephone Transactions"

8.             Redemption or Repurchase     "How Do I Sell Shares"; "How Are
                                            Fund Shares Valued?"; "How Do I Get
                                            More Information About My
                                            Investment?"; "General
                                            Information"; "Telephone
                                            Transactions"

9.             Pending Legal Proceedings    Not Applicable


                        FRANKLIN CUSTODIAN FUNDS, INC.
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                Part A: Information Required in the Prospectus
                               (Income Series)

N-1A                                       Location in
Item No.     Item                          Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     Expense Table

3.             Condensed Financial          "Financial Highlights - How Has the
               Information                  Fund Performed?"; "How Does the
                                            Fund Measure Performance?"

4.             General Description          "What Is the Income Series?"; "How
                                            Does the Fund Invest Its Assets?";
                                            "What Are the Potential Risks
                                            Relating to High Yield
                                            Securities?"; "General Information"

 5.            Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I Receive
               Securities                   from the Fund?"; "General
                                            Information"

7.             Purchase of Securities       "How Do I Buy Shares?"; "How
               Being Offered                Taxation Affects You and the Fund";
                                            "What Programs and Privileges Are
                                            Available to Me as a Shareholder?";
                                            "How are Fund Shares Valued?";
                                            "Telephone Transactions"

8.             Redemption or Repurchase     "How Do I Sell Shares"; "How Are
                                            Fund Shares Valued?"; "How Do I Get
                                            More Information About My
                                            Investment?"; "Telephone
                                            Transactions"; "General Information"

9.             Pending Legal Proceedings    Not Applicable


                     Part B: Information Required in the
                     Statement of Additional Information

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      "General Information"
               History

13.            Investment Objectives and    "How Does the Fund Invest It's
               Policies                     Assets?"; "What Are the Fund's
                                            Potential Risks?"

14.            Management of the Fund       "Officers and Directors"

15.            Control Persons and          "Officers and Directors"; "General
               Principal Holders of         Information"
               Securities

16.            Investment Advisory and      "Who Manages the Fund?"; "The
               Other Services               Fund's Underwriter"

17.            Brokerage Allocation         "How Does the Fund Purchase
                                            Securities For Its Portfolio?"

18.            Capital Stock and Other      See section "General Information"
               Securities                   in the Prospectuses

19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?";
               Pricing of Securities        "How are Fund Shares Valued?"
               Being Offered

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriter                  "The Fund's Underwriter"

22.            Performance Data             "General Information"

23.            Financial Statements         Financial Statements



FRANKLIN
CUSTODIAN
FUNDS, INC.

GROWTH SERIES, DYNATECH SERIES,
UTILITIES SERIES, INCOME SERIES,
U.S. GOVERNMENT SECURITIES SERIES



PROSPECTUS FEBRUARY 1, 1996




777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


Franklin Custodian Funds, Inc. (the "Fund") is an open-end management investment company consisting of the five separate diversified series listed above (individually or collectively referred to as the "Series"). Each Series, in effect, represents a separate fund with its own investment objectives and policies with various possibilities for income or capital appreciation and subject to varying market risks. Through the five different Series, the Fund attempts to satisfy a variety of investment objectives.


This Prospectus is intended to set forth in a clear and concise manner information about the Fund and each Series that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

The Growth Series, Utilities Series, Income Series, and U.S. Government Securities Series offer two classes to their investors: the Growth Series - Class I, Utilities Series - Class I, Income Series - Class I, and U.S. Government Securities Series - Class I (individually or collectively, "Class I") and the Growth Series - Class II, Utilities Series - Class II, Income Series - Class II, and U.S. Government Securities Series - Class II (collectively or individually, "Class II"). THE DYNATECH SERIES OFFERS ONLY ONE CLASS OF SHARES ("DYNATECH SERIES - CLASS I) AND IS INCLUDED IN ALL DISCUSSIONS OF CLASS I SHARES IN THIS PROSPECTUS. You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.


THE INCOME SERIES MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE INCOME SERIES IN LIGHT OF THE SECURITIES IN WHICH THE SERIES INVESTS. SEE "WHAT ARE THE POTENTIAL RISKS RELATING TO HIGH YIELD SECURITIES?"

The Growth Series, DynaTech Series, Utilities Series, and Income Series may invest in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?"

A Statement of Additional Information (the "SAI") concerning the Fund, dated February 1, 1996, and as may be further amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                        PAGE


Expense Table


Financial Highlights - How Has the Fund Performed?

What Is the Fund?

How Does the Fund Invest Its Assets?

What Are the Potential Risks Relating to High Yield Securities?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege


How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

How Do I Get More Information About My Investment?


How Does the Fund Measure Performance?


General Information


Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications


Who Runs the Fund?


Appendix

EXPENSE TABLE


The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in each Series of the Fund. These figures are based on aggregate operating expenses of each Series' shares for the fiscal year ended September 30, 1995.


CLASS I
                                                                  U.S.
                                                                GOVERN-
                                                                  MENT        DYNA-
                         GROWTH     UTILITIES      INCOME      SECURITIES     TECH
                         SERIES       SERIES       SERIES       SERIES       SERIES

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed
on Purchases (as a percentage of
  offering price)         4.50%       4.25%        4.25%         4.25%       4.50%
Deferred Sales Charge
                          NONE*       NONE*        NONE*         NONE*       NONE*
Exchange Fee (per
  transaction)            NONE       $5.00**      $5.00**       $5.00**       NONE
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of
  average net assets)
Management Fees           0.50%       0.46%        0.46%         0.45%       0.63%
Rule 12b-1 Fees           0.20%***    0.12%***     0.13%***     0.08%***      0.18***
Other Expenses:
Shareholder Servicing     0.10%       0.07%        0.05%         0.04%       0.11%
  costs
  Reports to              0.08%       0.06%        0.04%         0.03%       0.04%
  Shareholders
  Other                   0.02%       0.02%        0.03%         0.01%       0.05%
                          -----       -----        -----         -----       -----
Total Other Expenses
                          0.20%       0.15%        0.12%         0.08%       0.20%
                          -----       -----        -----         -----       -----
Total Fund Operating
  Expenses
                          0.90%       0.73%        0.71%         0.61%       1.01%
                          =====       =====        =====         =====       =====

*Class I investments of $1 million or more are not subject to front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? -
Contingent Deferred Sales Charge."

**$5.00 fee is imposed only on Timing Accounts as described under "What If My
Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

***The maximum amounts of Rule 12b-1 fees allowed pursuant to the Class I distribution plans are 0.25% per annum for the Growth Series and Dynatech Series and 0.15% per annum for the Utilities Series, Income Series and U.S. Government
Securities Series. Consistent with National Association of Securities Dealers,
Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

CLASS II
                                                                U.S.
                                                               GOVERN-
                                                                MENT
                         GROWTH     UTILITIES     INCOME      SECURITIES
                         SERIES      SERIES       SERIES        SERIES
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed
  on Purchases (as a percentage
  of
  offering price)        1.00%+      1.00%+       1.00%+        1.00%+
Deferred Sales Charge
                         1.00%*      1.00%*       1.00%*        1.00%*
Exchange Fee (per
  transaction)            NONE       $5.00**      $5.00**       $5.00**
ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of
  average net assets)
Management Fees          0.50%        0.46%        0.46%         0.45%
Rule 12b-1 Fees***       1.00%        0.65%        0.65%         0.65%
Other Expenses:
Shareholder Servicing
  costs                  0.10%        0.07%        0.05%         0.04%
  Reports to
  Shareholders           0.08%        0.06%        0.04%         0.03%
  Other                  0.02%        0.02%        0.03%         0.01%
                         -----        -----        -----         -----
Total Other Expenses     0.20%        0.15%     0.12%            0.08%
                         -----        -----     -----            -----
Total Fund Operating
  Expenses
                         1.70%        1.26%        1.23%         1.18%
                         =====        =====        =====         =====

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more, you will reach the crossover point more quickly.
See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of
Franklin Templeton Funds and similar references.

*Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales
Charge."

**$5.00 fee is imposed only on Timing Accounts as described under "What If My
Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

***Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above tables are not intended to reflect in precise detail the fees and expenses associated with an investment in any Series of the Fund. Rather, the tables have been provided only to assist you in gaining a more complete understanding of the fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in each Series over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

CLASS I*
                                                            U.S.
                                                          GOVERN-
                                                            MENT        DYNA-
                    GROWTH     UTILITIES      INCOME     SECURITIES     TECH
                    SERIES       SERIES       SERIES       SERIES       SERIES
                    ------       ------       ------       ------       ------
1 Year                $54         $50          $49          $48          $55
3 Years               $72         $65          $64          $61          $76
5 Years               $93         $81          $80          $75          $98
10 Years             $151         $129         $127         $115         $163

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

CLASS II

                                                         U.S.
                                                         GOVERN-
                                                          MENT
                 GROWTH     UTILITIES       INCOME      SECURITIES
                 SERIES       SERIES        SERIES        SERIES
1 Year             $37         $33           $32            $32
3 Years            $63         $50           $49            $47
5 Years           $101         $78           $77            $74
10 Years          $209         $161          $157          $152

You would pay the following expenses on the same investment, assuming no redemption:
                                                         U.S.
                                                         GOVERN-
                                                         MENT
                 GROWTH     UTILITIES       INCOME      SECURITIES
                 SERIES       SERIES        SERIES        SERIES
1 Year             $27         $23           $22            $22
3 Years            $63         $50           $49            $47
5 Years           $101         $78           $77            $74
10 Years          $209         $161          $157          $152

THIS EXAMPLE IS BASED ON THE ANNUALIZED AGGREGATE ANNUAL OPERATING EXPENSES
SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Series of the Fund and only indirectly by you as a result of your investment in the Series. In addition, federal securities regulations require the example to assume an annual return of 5%, but the actual return for each Series may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of each class of each Series of the Fund through the ten fiscal years ended September 30, 1995. The information for each of the five fiscal years in the period ended September 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report. See the discussion "Reports to Shareholders" under "General Information in this Prospectus."



                              Per Share Operating Performance                                       Ratios/Supplemental Data+++
                   _____________________________________________________                            ___________________________
                         Net Real-            Distri-   Distri-                                Net             Ratio of Net
      Net Asset  Net   ized & Un-             butions   butions             Net Asset        Assets    Ratio of Investment
Year   Value   Invest-realized Gain TotalFrom From Net  From         Total   Value            at End   Expenses Income to Portfolio
Ended Beginning ment  (Loss)on     InvestmentInvestment Realized     Distri- at End  Total    of Year  to Average Average  Turnover
Sep.30of Year  Income  Securities  Operations Income   Capital Gains butions of Year Return**(in 000's)Net Assets Net Assets Rate

Growth Fund:**

1986       $6.20  $0.157 $1.374     $1.531   $(0.130)  $(0.091) $(0.221)   $7.51     24.72%    $ 42,861    0.87%     2.12%    1.00%
1987        7.51   0.207  2.852      3.059    (0.150)   (0.029)  (0.179)   10.39     41.10      115,845    0.81      2.34     8.73
1988       10.39   0.212 (0.570)    (0.358)   (0.202)   (0.190)  (0.392)    9.64     (3.28)     106,766    0.77      2.27       -
1989        9.64   0.227  2.332      2.559    (0.221)   (0.008)  (0.229)   11.97     27.02      134,523    0.76      1.94     2.24
1990       11.97   0.314 (1.188)    (0.874)   (0.206)   (0.200)  (0.406)   10.69     (7.55)     169,939    0.73      2.74       -
1991       10.69   0.325  2.703      3.028    (0.268)    _       (0.268)   13.45     28.65      331,392    0.70      2.58     7.98
1992       13.45   0.229  0.524      0.753    (0.353)   (0.150)  (0.503)   13.70      5.73      532,971    0.66      2.06     0.81
1993       13.70   0.232  0.575      0.807    (0.189)   (0.068)  (0.257)   14.25      5.87      560,824    0.64      1.64     1.70
1994       14.25   0.190  0.899      1.089    (0.297)   (0.082)  (0.379)   14.96      7.63      516,620    0.77      1.23     6.52
1995****   14.96    .170  4.427      4.597     (.135)    (.042)   (.177)   19.38     31.11      712,866     .90      1.08     1.39

Class II Shares:
1995+      16.88    .023  2.427      2.450     -         -        -        19.33     14.72        4,161    1.79++    0.37++   1.39


DynaTech Fund:**
1986        4.75   0.041  0.124      0.165    (0.125)    -       (0.125)    4.79      3.18       31,834    0.87      0.78    14.58
1987        4.79   0.031  2.292      2.323    (0.033)    -       (0.033)    7.08     48.60       50,417    0.86      0.48     8.27
1988        7.08   0.040 (1.197)    (1.157)   (0.033)    -       (0.033)    5.89    (16.41)      33,575    0.87      0.68     3.68
1989        5.89   0.060  1.719      1.779    (0.039)    -       (0.039)    7.63     30.26       37,673    0.83      0.90       -
1990        7.63   0.156 (0.352)    (0.196)   (0.059)   (0.605)  (0.664)    6.77     (2.71)      36,538    0.79      2.09    11.34
1991        6.77   0.126  1.952      2.078    (0.168)    -       (0.168)    8.68     31.21       48,867    0.93      1.57     7.12
1992        8.68   0.120  0.522      0.642    (0.112)    -       (0.112)    9.21      7.29       64,595    0.81      1.42    10.70
1993        9.21   0.102  1.207      1.309    (0.117)   (0.112)  (0.229)   10.29     14.36       71,469    0.81      1.03    26.56
1994       10.29   0.070  0.210      0.280    (0.124)   (0.596)  (0.720)    9.85      2.89       67,413    1.00      0.69     9.73
1995        9.85    .118  2.991      3.109     (.049)    (.130)   (.179)   12.78     32.10       92,987    1.01      1.11     9.84


Utilities Fund:
1986        6.47   0.530  1.768      2.298    (0.555)   (0.003)  (0.558)    8.21     36.03      326,985    0.74      5.95     3.49
1987        8.21   0.536 (0.455)     0.081    (0.560)   (0.011)  (0.571)    7.72      0.56      632,474    0.65      6.55       -
1988        7.72   0.553 (0.243)     0.310    (0.570)    -       (0.570)    7.46      4.03      615,985    0.64      7.36     1.68
1989        7.46   0.548  0.672      1.220    (0.580)    -       (0.580)    8.10     16.71      652,308    0.62      7.10     4.02
1990        8.10   0.529 (0.555)    (0.026)   (0.580)   (0.014)  (0.594)    7.48     (0.93)     749,386    0.60      6.50     2.07
1991        7.48   0.535  1.385      1.920    (0.590)    -       (0.590)    8.81     26.15    1,226,118    0.59      6.44     0.89
1992        8.81   0.530  0.849      1.379    (0.559)    -       (0.559)    9.63     15.89    2,191,095    0.57      5.90     1.39
1993        9.63   0.534  1.161      1.695    (0.545)    -       (0.545)   10.78     17.83    3,626,774    0.55      5.30     7.81
1994       10.78   0.550 (2.436)    (1.886)   (0.524)   (0.040)  (0.564)    8.33    (17.94)   2,572,508    0.64      5.76     6.34
1995        8.33    .527  1.424      1.951     (.524)    (.007)   (.531)    9.75     24.19    2,765,976     .73      5.88     5.55

Class II Shares:
1995+       8.89    .228   .880      1.108     (.248)     -       (.248)    9.75     13.01        8,369    1.21++    5.15++   5.55



                              Per Share Operating Performance                                       Ratios/Supplemental Data+++
                   _____________________________________________________                            ___________________________
                         Net Real-            Distri-   Distri-                                Net             Ratio of Net
      Net Asset  Net   ized & Un-             butions   butions             Net Asset        Assets    Ratio of Investment
Year   Value   Invest-realized Gain TotalFrom From Net  From         Total   Value            at End   Expenses Income to Portfolio
Ended Beginning ment  (Loss)on     InvestmentInvestment Realized     Distri- at End  Total    of Year  to Average Average  Turnover
Sep.30of Year  Income  Securities  Operations Income   Capital Gains butions of Year Return**(in 000's)Net Assets Net Assets Rate


Income Fund:
1986      $ 2.06  $0.230 $0.238     $0.468   $(0.220)  $(0.058) $(0.278)  $ 2.25     24.20%   $ 226,418    0.71%     9.76%   30.76%
1987        2.25   0.206  0.004      0.210    (0.220)   (0.020)  (0.240)    2.22      9.08      484,270    0.64      9.20    18.14
1988        2.22   0.228 (0.096)     0.132    (0.220)   (0.022)  (0.242)    2.11      6.00      726,815    0.61     10.50    10.01
1989        2.11   0.222  0.009      0.231    (0.220)   (0.011)  (0.231)    2.11     11.16    1,189,694    0.57     10.46    12.05
1990        2.11   0.212 (0.324)    (0.112)   (0.220)   (0.018)  (0.238)    1.76     (6.37)   1,299,130    0.55     10.73    12.14
1991        1.76   0.190  0.350      0.540    (0.220)    -       (0.220)    2.08     32.60    1,673,187    0.56     10.17    33.92
1992        2.08   0.190  0.194      0.384    (0.205)   (0.009)  (0.214)    2.25     18.80    2,483,501    0.55      9.11    23.30
1993        2.25   0.180  0.227      0.407    (0.185)   (0.012)  (0.197)    2.46     18.76    3,935,444    0.54      7.84    25.41
1994        2.46   0.170 (0.201)    (0.031)   (0.180)   (0.029)  (0.209)    2.22     (1.52)   4,891,505    0.64      7.37    23.37
1995        2.22    .180   .108       .288     (.180)    (.028)   (.208)    2.30     14.00    5,885,788     .71      8.26    58.64
Class II Shares:
1995+       2.18    .079   .113       .192     (.072)     -       (.072)    2.30      8.96       65,822    1.23++    7.89++  58.64


U.S. Government Securities Fund:*
1986        7.33   0.790  0.165      0.955    (0.875)    -       (0.875)    7.41     13.25   14,361,682    0.54      9.93    36.02
1987        7.41   0.698 (0.500)     0.198    (0.724)   (0.014)  (0.738)    6.87      2.22   13,024,437    0.52      9.49    52.92
1988        6.87   0.691  0.115      0.806    (0.696)    -       (0.696)    6.98     11.77   12,112,775    0.53      9.85    34.14
1989        6.98   0.688 (0.072)     0.616    (0.696)    -       (0.696)    6.90      8.95   11,260,310    0.52      9.99    25.70
1990        6.90   0.668 (0.020)     0.648    (0.688)    -       (0.688)    6.86      9.47   11,143,333    0.52      9.72    18.23
1991        6.86   0.653  0.287      0.940    (0.660)    -       (0.660)    7.14     13.97   12,426,910    0.52      9.26    22.14
1992        7.14   0.609  0.106      0.715    (0.595)    -       (0.595)    7.26     10.14   13,617,157    0.53      8.46    38.75
1993        7.26   0.557 (0.056)     0.501    (0.561)    -       (0.561)    7.20      6.86   14,268,516    0.52      7.71    43.10
1994        7.20   0.500 (0.678)    (0.178)   (0.512)    -       (0.512)    6.51     (2.75)  11,668,747    0.55      7.37    18.28
1995        6.51    .497   .348       .845     (.485)    -        (.485)    6.87     13.56   11,101,605     .61      7.50     5.48

Class II Shares:
1995+       6.67    .206    .167      .373     (.193)    -        (.193)    6.85      5.66       11,695    1.18++    6.48++   5.48



+For the period May 1, 1995 (effective date) to September 30, 1995.

++Annualized.

+++Ratios for the year ended 1995, Class I and Class II, have been calculated using the daily average net assets during the period.

*Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.

**Data prior to 1992 has been adjusted to reflect a two-for-one stock split in the form of a 100% stock dividend to shareholders of record effective on the beginning of business on June 1, 1992.

***Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. Prior to May 1, 1994, the total return for Class I shares also assumes reinvestment of dividends at offering price and capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the existing sales charge on reinvested dividends has been eliminated.

****Per share amounts have been calculated using the daily average shares outstanding during the period.


WHAT IS THE FUND?


The Fund, which was incorporated under the laws of Delaware in 1947 and reincorporated under the laws of Maryland in 1979, is an open-end management investment company commonly called a "mutual fund" and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has five separate diversified series: Growth Series, DynaTech Series, Utilities Series, Income Series and U.S. Government Securities Series. The Growth Series, Utilities Series, Income Series and U.S. Government Securities Series issue two classes: Growth Series - Class I, Growth Series - Class II, Utilities Series - Class I, Utilities Series - Class II, Income Series - Class I, Income Series - Class II, U.S. Government Securities Series - Class I and U.S. Government Securities Series - Class - II. All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Organization and Voting Rights." THE DYNATECH SERIES CURRENTLY DOES NOT OFFER CLASS II SHARES.


You may purchase shares of each Series (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of Class I shares of a Series is equal to such Series' net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI) plus a variable sales charge not exceeding 4.5% or 4.25% of the offering price depending upon the Series and the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1.0% of the amount invested. (See "How Do I Buy Shares?")

HOW DOES THE FUND INVEST ITS ASSETS?

The investment objectives of all Series are fundamental policies and may not be changed without shareholder approval.

GROWTH SERIES


The primary investment objective of this Series is capital appreciation. The Series is primarily invested in common stocks or convertible securities believed to offer favorable possibilities of capital appreciation, but some of which may yield little or no current income. Current income is only a secondary consideration in selecting portfolio securities. The assets of the Series may be held only in cash or cash equivalents, or invested in shares of common or capital stock traded on any national securities exchange, or issued by a corporation, association or similar legal entity having gross assets valued by it at not less than $1,000,000 as shown by its latest published annual report, or in bonds or preferred stock convertible into shares of common or capital stock listed for trading on a national securities exchange. The Series may also write covered call options and purchase put options on securities. Concentration of investments in a single industry may not exceed 25% of its total assets; this is a fundamental policy of the Series which may not be changed without shareholder approval.


DYNATECH SERIES


The investment objective of this Series is capital appreciation. The Series is designed for investors who understand and are willing to accept the risk of loss involved in seeking capital appreciation. Investments are made primarily in companies emphasizing technological development, in fast-growing industries or in situations which management considers undervalued. The assets of this Series may be held only in cash or cash equivalents, or invested in securities traded on any national securities exchange, or issued by a corporation, association or similar legal entity having gross assets valued by it at not less than $1,000,000 as shown by its latest published annual report. It is contemplated that the bulk of this Series' assets will be invested in common stocks, including securities convertible into common stocks. The Series may also purchase put options on securities and indices of securities. When the investment manager believes that no attractive investment opportunities exist, the Series may maintain a significant portion of its assets in cash. Investments in debt securities or preferred stocks which management believes will further the investment objective of the Series may also be made. This Series may not concentrate more than 25% of its assets in any one industry. From time to time, through market appreciation of certain issues, concentration in a few issues may develop. Investments of this Series tend to be of a more speculative nature, and there can be greater emphasis on short-term trading profits. Investments in certain instances may be based upon market fluctuations precipitated by excessive optimism or pessimism of investors with little or no basis in fundamental economic conditions.

UTILITIES SERIES

The investment objectives of this Series are both capital appreciation and current income. As a fundamental policy, the assets of the Series may be held in cash or cash equivalents, or invested in securities of an issuer actually engaged in the public utilities industry. "Public Utilities Industry" includes the manufacture, production, generation, transmission and sale of gas, water, and electricity. As required by the guidelines issued by the SEC, at least 65% of the investments made by the Utilities Series will be invested in the securities of an issuer actually engaged in the public utilities industry, however, under normal circumstances the Series expects to have substantially all of its assets invested in such securities. The term also includes issuers engaged in the communications field including entities such as telephone, cellular, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.

To achieve its investment objective, this Series invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the investment manager, such securities appear to offer attractive opportunities for capital appreciation. The Series may also invest in preferred stocks and bonds issued by utility issuers. When purchasing fixed-income debt securities, the Series may invest in investment grade or lower grade securities, depending upon prevailing market and economic conditions. The Series may invest in fixed-income debt securities regardless of their rating (including securities in the lowest rating categories) or in securities which are not rated. Although most of the Series' investments are rated at least BBB by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") (see the Appendix to this Prospectus for a discussion of the ratings), it is the Series' intent not to purchase fixed-income debt securities rated below B by rating services. With respect to unrated securities, it is also the Series' intent to purchase securities which, in the view of the Series' investment manager would be comparable to securities rated B or above by a nationally recognized rating service or, if no specific equivalent rating has been assigned by a nationally recognized rating service, securities which have been determined to be consistent with the Series' objectives without exposing the Series to excessive risk. The Series will not purchase issues that are in default nor will the Series invest in securities which are felt by management to involve excessive risk. As of September 30, 1995, 9% of the Utilities Series' assets were invested in debt securities, all of the rated securities were rated at least Baa by Moody's and BBB by S&P.


Securities rated B are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Series' assets but will not be a determining or limiting factor.

Like all bonds, the value of the Series' fixed-income debt investments generally shares an inverse relationship with market interest rates. For example, when interest rates rise, the value of the Series' debt investments tends to fall. Conversely, when market interest rates decline, the value of these securities tends to rise. Because securities issued by utility companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movement in interest rates than are the equity securities of other issuers.


The Series has substantial investments in the electric public utilities industries which have certain characteristics and risks of which investors should be aware. Such characteristics include: risks associated with regulatory changes; risks associated with interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debts and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; risks associated with the construction and operation of nuclear power plants; and general effects of energy conservation. Historically, this Series' investments in the Public Utilities Industry have been predominantly in dividend-yielding common stocks.


INCOME SERIES

The investment objective of this Series is to maximize income while maintaining prospects for capital appreciation. The Series invests in a diversified portfolio of securities selected with particular consideration of current income production. The underlying assets of the Series may be held in cash or cash equivalents, or invested in securities traded on any national securities exchange or in securities issued by a corporation, association or similar legal entity having gross assets valued by it at not less than $1,000,000 as shown by its latest published annual report. This Series may also invest in preferred stocks. There are no restrictions as to the proportion of investments which may be made in a particular type of security and such determination is entirely within management's discretion. A breakdown of the ratings for the bonds in the Series' portfolio is included under "Asset Composition Table" below.


The Series may invest up to 100% of its portfolio in non-investment grade bonds, commonly known as "junk bonds," which entail default and other risks greater than those associated with higher rated securities. Investors should carefully assess the risks associated with an investment in the Series in light of the securities in which the Series invests.


Various investment services publish ratings of some of the types of securities in which the Series may invest. Higher yields are ordinarily available from securities in the lower-rated categories of the recognized rating services (that is, securities rated Ba or lower by Moody's, or BB or lower by S&P) or from unrated securities of comparable quality. A list of these ratings is shown in the Appendix to this Prospectus. These ratings, which represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal, although they do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality, will be considered in connection with the investment of the Series' assets, but will not be a determining or limiting factor. The Series may invest in securities regardless of their rating (including securities in the lowest rating categories) or in securities which are not rated, including up to 5% of its assets in securities which are in default at the time of purchase.

In the event the rating on an issue held in the Series' portfolio is changed by the rating service or the security goes into default such event will be considered by the Series in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.


Rather than relying principally on the ratings assigned by the rating services, the investment analysis of securities being considered for the Series' portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof. Since a substantial portion of the Series' portfolio at any particular time may consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the Series' holdings and thus the value of your investment. Certain of the high yielding fixed-income securities in which the Series may invest may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


As market conditions change, it is conceivable that all of the assets of this Series could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of this Series that concentration of investment in a single industry may not exceed 25% of its total assets.


The Series may purchase debt obligations on a "when-issued" or "delayed-delivery" basis. Such securities are subject to market fluctuation prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than the value or the yields available when the transaction was entered into. When the Series is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Income Series engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies, and not for the purpose of investment leverage. (See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and TBA Transactions" in the Fund's SAI for a more complete discussion regarding when-issued and delayed-delivery transactions.)

The Series may also purchase certain bonds issued at discount which defer the payment of interest or which pay no interest until maturity, known as zero coupon bonds, or which pay interest through issuance of additional bonds, known as pay-in-kind bonds. See "What Are the Potential Risks Relating to High Yield Securities?" for more information regarding these types of bonds.

The Series' total return for Class I, as calculated pursuant to the formula prescribed by the SEC, for the one-, five- and ten-year periods ended on September 30, 1995 was 9.09%, 15.28% and 12.02%, respectively. See "How Does the Fund Measure Performance?"


ASSET COMPOSITION TABLE


A credit rating by a rating agency evaluates only the safety of principal and interest of a bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage of the Income Series' assets invested in fixed-income securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the investment manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Income Series' portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1995. The Appendix to this Prospectus includes a description of each rating category.



MOODY'S RATING                        PERCENTAGE OF ASSETS
--------------                        --------------------
Aaa                                          9.59%
Aa                                           1.70%
A                                            0.01%
Baa                                          7.29%
Ba                                           4.55%
B                                            21.57%
Caa                                          5.58%*
Ca                                           0.77%

*1.55% of these securities which are unrated by ratings services have been included in the Caa category.

U.S. GOVERNMENT SECURITIES SERIES


The investment objective of the U.S. Government Securities Series is income through investment in a portfolio limited to securities which are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of this Series are currently invested solely in obligations ("GNMAs" or "Ginnie Maes") of the Government National Mortgage Association ("Association").

The U.S. Government Series believes that its investment policies, as stated in this Prospectus and the SAI, make the Series a permissible investment for federal credit unions, based on the Series' understanding of the laws and regulations governing credit union regulations as of September 30, 1995. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE U.S. GOVERNMENT SECURITIES SERIES CONSTITUTE LEGAL INVESTMENTS FOR THEM. Please see the SAI ("How Does the Fund Invest It's Assets? - Credit Union Investment Regulations") for details.


INFORMATION ABOUT GNMAS


GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Series will purchase GNMAs for which principal and interest are guaranteed. The Series also purchases "adjustable rate" GNMAs and may also purchase other types of securities which may be issued with the Association's guarantee.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the United States Government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the net asset value or performance of the Series, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Series in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Series. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Series will have a direct impact on the net asset value per share of the Series.


The Series' investments are continually monitored and changes are made as market conditions warrant. However, the Series does not engage in the trading of securities for the purpose of realizing short-term profits.


THE PRICE PER SHARE THE SHAREHOLDER RECEIVES ON REDEMPTION MAY BE MORE OR LESS THAN THE PRICE PAID FOR THE SHARES. THE DIVIDENDS PER SHARE PAID BY THE SERIES MAY ALSO VARY.

OTHER INVESTMENT POLICIES OF THE FUND

TO-BE-ANNOUNCED AND DELAYED DELIVERY TRANSACTIONS. The U.S. Government Securities Series may purchase and sell GNMA Certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the Series may purchase securities with payment and delivery scheduled for a future time up to 60 days after purchase. The transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. In TBA and delayed delivery transactions, the Series relies on the seller to complete the transaction. The other party's failure to do so may cause the Series to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Series is not subject to any percentage limit on the amount of its assets which may be invested in delayed delivery and TBA purchase obligations. More information concerning these transactions is included in the SAI.


OPTIONS. Each Series, except the U.S. Government Securities Series, may write covered call options which are listed for trading on a national securities exchange. This means that the Series will only write options on securities which it actually owns. A call option gives the person who buys it the right to buy the security on which the option is written for a specified period of time for a price agreed to at the time the Series sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Series sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Series. The risks associated with covered call writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Series will not participate in the increase in price beyond the exercise price. If the Series determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction" the premium on which may be higher or lower than that received by the Series for writing the option. There is no assurance that a closing purchase transaction will be available in every instance. Transactions in options are generally considered "derivative securities." The U.S. Government Securities Series does not engage in option transactions.


The Growth, DynaTech, and Utilities Series may purchase put options. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow a Series to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Series will continue to receive interest or dividend income on the security. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Series owns or has the right to acquire. The risk associated with put buying is if the value of the underlying security exceeds the exercise price (or never declines below the exercise price), the Series may suffer a loss equal to the amount of the premium it paid plus transaction costs. The Series' investment in options may be limited by the requirements of the Internal Revenue Code of 1986, as amended, ("Code") for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. These securities require the application of complex and special rules and elections, more information about which is included in the SAI.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Directors and subject to the following conditions, each Series, except the U.S. Government Securities Series, may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of a Series' total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Series may engage in security loan arrangements with the primary objective of increasing a Series' income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Series continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Fund's Income and Utilities Series loaned securities to certain brokers during the fiscal year ended September 30, 1995.

CONVERTIBLE SECURITIES. Each Series, except the U.S. Government Securities Series, may invest in debt obligations and preferred stocks which are convertible within a specified period of time into a certain quantity of the common stock of the same or a different issuer. A convertible security may be called by the issuer but only after a specified date and under certain circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in any capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security which will be either an operating company or an investment bank.

Because convertible securities have features of both common stocks and fixed-income securities, their value can be influenced by both interest rate and market movements. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

When issued by an operating company, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed-income securities issued by the respective company. When convertible securities issued by operating companies are converted, the operating company typically issues new common stock to the holder of the security. However, if the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank.

The convertible debt obligations in which the Series may invest are subject to the same rating criteria as that Series' investments in fixed-income securities. In both cases the Series may invest in securities rated investment grade (i.e., securities rated in one of the top four categories by S&P or Moody's) or below, or in unrated securities deemed to be of comparable quality by the Series' investment manager. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stocks generally have no maturity date, and they pay dividends, rather than interest payments. For more information on convertible securities, including enhanced convertible securities and liquidity matters regarding these securities, please see the SAI.


TRADE CLAIMS. The Income Series may invest up to 5% of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as the Series, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Series' investment in these instruments will not exceed 5% of its net assets at time of acquisition.

LOAN PARTICIPATIONS. The Income Series may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations ("Loan Participations"). These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While Loan Participations generally trade at par value the Income Series will be able to acquire Loan Participations, including those which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the Loan Participation may appreciate in value. The investment manager may acquire Loan Participations for the Series when it believes that over the long term, appreciation will take place. An investment in such securities, however, carries substantially the same risk as that for defaulted debt securities and may cause the loss of the entire investment to the Series. Most Loan Participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments."

REPURCHASE AGREEMENTS. All Series of the Fund, except for the U.S. Government Securities Series, may engage in repurchase transactions in which a Series purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Series in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Series to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Series might also incur disposition costs in liquidating the collateral. The Series, however, intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Series under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of a Series by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

BORROWING. The Series do not borrow money or mortgage or pledge any of their assets, except that each Series may borrow for temporary or emergency purposes in an amount up to 5% of total asset value.


ILLIQUID INVESTMENTS. It is the policy of all Series that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Series has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Series. Subject to this limitation, the Fund's Board of Directors has authorized each Series, except the U.S. Government Securities Series, to invest in restricted securities where such investment is consistent with the Series' investment objective and has authorized such securities to be considered to be liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. Notwithstanding the investment manager's determinations in this regard, the Fund's Board of Directors will remain responsible for such determinations and will consider appropriate action, consistent with the objective and policies of the Series holding such security, if the security should become illiquid subsequent to its purchase. To the extent a Series invests in restricted securities that are deemed liquid, the general level of illiquidity in the Series may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. See "How Does the Fund Invest It's Assets? " in the SAI.

FOREIGN SECURITIES. Securities of foreign issuers cannot be purchased for the U.S. Government Securities Series. The Income Series may invest up to 25% of its assets in foreign securities, providing such investments are consistent with its objective and comply with its concentration and diversification policies. There are no restrictions on investment of the assets of the other Series in foreign securities, providing such in and diversification policies of such Series. The Series, other than the Income Series, presently have no intention of investing more than 10% of the net assets of any Series in foreign securities not publicly traded in the United States. The holding of foreign securities, however, may be limited by the Series to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments.


The Series will ordinarily purchase foreign securities which are traded in the United States or purchase American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Series may purchase the securities of foreign issuers directly in foreign markets.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for such Series.

Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Series of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Series invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the New York Stock Exchange (the "Exchange") and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities which are acquired by a Series outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Series to be an illiquid asset so long as the Series acquires and holds the security with the intention of reselling the security in the foreign trading market, the Series reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market and current market quotations are readily available. Foreign exchange gains and losses realized by a Series in connection with transactions involving foreign currencies, foreign currency payables or receivables, and foreign currency-denominated debt securities are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Series income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

All Series are subject to a number of additional investment restrictions, some of which may be changed only with the approval of the affected Series' shareholders, which limits its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI. There is, of course, no assurance that the Series' investment objectives described above will be met.

HOW SHAREHOLDERS PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES


The assets of each Series are invested in portfolio securities. If the securities owned by that Series increase in value, the value of the shares of the Series which you own will increase. If the securities owned by a Series decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Series.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Series shares will fluctuate with movements in the broader equity and bond markets, as well.


To the extent a Series' investments consist of debt securities, changes in interest rates will affect the value of a Series' portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of a Series' shares. To the extent the Series' investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in that Series' share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

A decline in the stock market of any country in which a Series is invested may also be reflected in declines in the Series' share price. Changes in currency valuations will also affect the price of a Series shares. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future.


WHAT ARE THE POTENTIAL RISKS
RELATING TO HIGH YIELD SECURITIES


As previously indicated, the Income Series intends to invest a substantial portion of its assets in lower rated, fixed-income securities and unrated securities of comparable quality.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment manager will consider both credit risk and market risk in making investment decisions as to corporate debt obligations for the Fund.


Bonds rated BB or below by S&P or Ba or below by Moody's (or comparable unrated securities) are considered by S&P and Moody's, on balance, to be speculative and questionable as to payment of principal and interest thereon. They will generally involve more credit risk than securities in the higher rating categories. Because of the Income Series' policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Series should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Series invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tend to reflect individual developments affecting the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. As of September 30, 1995, 3 issues (from 3 separate issuers) out of 205 issues (excluding short-term securities and cash equivalents) in the Series' portfolio were in default. In the fiscal year ended September 30, 1995, 3 issues defaulted, and a total of 14 issues defaulted over the prior three years, of which the Series still holds the 3 issues mentioned above. Defaulted issues represented 0.70% of the net assets of the Series at September 30, 1995. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Series may have unrealized losses on such defaulted securities which are reflected in the price of the Series' shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Series' net assets are impacted prior to the default. The Series may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Income Series. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Income Series would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Income Series and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Income Series to manage the timing of its receipt of income, which may have tax implications. The Series may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Series' shareholders even though the Series is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Series may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Series shares.

The Income Series may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Series to obtain market quotations based on actual trades for purposes of valuing the Series' portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How are Fund Shares Valued?" in this Prospectus and in the SAI.)


The Series is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Series is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Income Series may incur special costs in disposing of such securities; however, the Series will generally incur no costs when the issuer is responsible for registering the securities.

The Series may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Series has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.


The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will adversely impact the Series' net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many such securities. In addition, the Series may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Series will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors pertaining to lower rated securities also apply to lower-rated zero coupon, deferred interest and pay-in-kind bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment. The Series may be required under the Code and Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Series' shareholders even though the Series is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Series may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.


Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.


Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature. Accordingly, during periods when the Series receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factors discussed above. The Series is not limited in the amount of its assets that may be invested in such securities. Further information is included under "How Taxation Affects You and the Fund."

WHO MANAGES THE FUND?

The Board of Directors (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering the day-to-day operations of each Series.


The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares of the Growth Series, Utilities Series, Income Series, U.S. Government Securities Series, and one class of the DynaTech Series, but new classes may be offered in the future.


Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of each Series' portfolio is listed under "Who Runs the Fund?"

Pursuant to the management agreement, the Manager supervises and implements each Series' investment activities and provides certain administrative services and facilities which are necessary to conduct the Series' business. The management fees and total operating expenses of the Class I shares for each Series, expressed as a percentage of average monthly net assets, for the fiscal year ended September 30, 1995 were as follows:


                                                                        U.S.
                                                                        GOVERN-
                                      DYNA-                              MENT
                           GROWTH      TECH     UTILITIES    INCOME  SECURITIES
FISCAL YEAR 9/30/95        SERIES     SERIES      SERIES     SERIES     SERIES
Management Fees            0.50%      0.63%       0.46%      0.46%       0.45%
Total Operating
 Expenses                  0.90%      1.01%       0.73%      0.71%       0.61%
                           -----      -----       -----      -----       -----

The management fees and total operating expenses of the Class II shares for each Series, expressed as a percentage of average monthly net assets, for the fiscal year ended September 30, 1995 were as follows:

                                                             U.S.
                                                            GOVERN-
                                                              MENT
                           GROWTH    UTILITIES    INCOME   SECURITIES
FISCAL YEAR 9/30/95        SERIES      SERIES     SERIES     SERIES
Management Fees            0.50%       0.46%      0.46%       0.45%
Total Operating
 Expenses                  1.70%       1.26%      1.23%       1.18%
                           -----       -----      -----       -----

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in each Series' portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. It is not anticipated that the U.S. Government Securities Series will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. Further information is included under "How Does the Fund Purchase Securities For Its Portfolios?" in the SAI.

Shareholder accounting and many of the clerical functions for each Series are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLANS OF DISTRIBUTION


A separate plan of distribution has been approved and adopted for each class of each Series ("Class I Plans" and "Class II Plans," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class of each Series are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class of such Series. Under either plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class of each Series' shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of shares of each Series.

The maximum amount which a Series may reimburse to Distributors or others under the Class I Plans for such distribution expenses is 0.25% per annum of Class I's average daily net assets for the Growth Series and DynaTech Series and 0.15% per annum of Class I's average daily net assets for the Utilities Series, Income Series and U.S. Government Securities Series, payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum for the Growth Series and DynaTech Series and 0.15% per annum for the Utilities Series, Income Series and U.S. Government Securities Series will be borne by Distributors, or others who have incurred them, without reimbursement from such Series.

Under the Class II Plans, the Growth Series pays to Distributors distribution and related expenses up to 0.75% per annum of its Class II shares' daily net assets and the Utilities Series, Income Series, and U.S. Government Securities Series pays to Distributors distribution and related expenses up to 0.50% per annum of each Series' Class II daily net assets, payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Series. In addition, the Class II Plans provides for an additional payment of up to 0.25% by the Growth Series and of up to 0.15% by the Utilities Series, Income Series and U.S. Government Securities Series per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Series on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees attributable to such shares equal to 0.75% per annum of the Class II's average daily net assets for the Growth Series and 0.50% per annum of Class II's average daily net assets for Utilities Series, Income Series and U.S. Government Securities Series to partially recoup fees Distributors pays to securities dealers who initiate and are responsible for purchases of Class II shares.

Both Plans cover any payments to or by the Series, Advisers, Distributors, or other parties on behalf of the Series, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by a Series within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of a Series. For more information, including a discussion of the Board's policies with regard to the amount of The Class I Plan's fees, please "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from each Series:


1. INCOME DIVIDENDS. Each Series receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Series' operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. Each Series may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Series derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Series as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to a Series' shareholders. A Series may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares of each Series. The per share amount of any income dividends will generally differ only to the extent that each class of each Series is subject to different Rule 12b-1 fees.

DISTRIBUTION DATE


Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly in the U.S. Government Securities Series and Income Series for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. Each of the foregoing Series may determine to defer the December 31 record date to a date shortly thereafter in January for tax or other operational reasons. Dividends on the Utilities Series are generally declared quarterly and those for Growth and DynaTech are generally declared annually.

The amount of income dividend payments by any Series is dependent upon the amount of net income received by the Series from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Series do not pay "interest" or guarantees any fixed rate of return on an investment in their shares.

In order to be entitled to a dividend, an investor must have acquired the shares of a Series prior to the close of business on the record date. An investor considering purchasing shares of a Series shortly before the record date of a distribution should be aware that because the value of a Series' shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the shares of the Series equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Series in any of these ways:

1.....Purchase additional shares of the Series - You may purchase additional shares of the same class of the Series (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Series. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3.....Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE SERIES. You may change the distribution option selected at any time by notifying the Series by mail or by telephone. Please allow at least seven days prior to the record date for the Series to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.


Each Series is treated as a separate entity for federal income tax purposes. Each Series intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code.


By distributing all of its income and by meeting certain other requirements relating to the sources of its income and diversification of its assets, each Series will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from any of the Series, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned shares of the Series and regardless of whether such distributions are received in cash or in additional shares.


For the fiscal year ended September 30, 1995, the following amounts of income dividends may qualify for the federal corporate dividends-received deduction:



                            INCOME DIVIDEND
FUND                           QUALIFYING
Growth Series                99.88%
DynaTech Series              41.32%
Utilities Series             90.73%
Income Series                27.99%

The above percentages are subject to certain holding period and debt-financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI. None of the distributions paid by the U.S. Government Securities Series for the fiscal year ended September 30, 1995, qualified for the corporate dividends-received deduction, and it is not anticipated that any of the current year's dividends will qualify.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the you until the following January, will be treated for tax purposes as if paid by the Series and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of the shares for a Series are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of a Series' shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by each Series. Investments in GNMA securities do not generally qualify for tax-free treatment. At the end of each calendar year, each Series will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. You should consult with your own tax advisers with respect to the application of your state and local income tax laws to these distributions.

The Series will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person, for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by you from a Series and the application of foreign tax laws to these distributions.

You should also consult your tax advisors with respect to the applicability of any state and local intangible property or income taxes to your shares of a Series and distributions and redemption proceeds received from such Series.

HOW DO I BUY SHARES?

Shares of each Series of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with each Series of the pursuant to Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment in each Series is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The DynaTech and Growth Series currently do not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.


DIFFERENCES BETWEEN CLASS I AND CLASS II. Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Series as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights, and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charges or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares of the Growth Series and DynaTech Series are subject to Rule 12b-1 fees of up to a maximum of 0.25% per annum of average daily net assets of such shares and Class I shares of the Utilities Series, Income Series, and U.S. Government Securities Series are subject to Rule 12b-1 fees of up to a maximum of 0.15% per annum of average daily net assets of such shares. See " Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

CLASS II. Class II shares are also subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1.0% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares of the Growth Series are subject to Rule 12b-1 fees of up to a maximum of 1.00% and the Utilities Series, Income Series, and U.S. Government Securities Series are subject to Rule 12b-1 fees of up to a maximum of .65% per annum of average daily net assets of such shares, a portion of which will be retained by Distributors during the first year of investment (0.75% for the Growth Series and .50% for the Utilities Series, Income Series, and U.S. Government Securities Series). THE DYNATECH SERIES CURRENTLY DOES NOT OFFER CLASS II SHARES.

DECIDING WHICH CLASS OF GROWTH SERIES, UTILITIES SERIES, INCOME SERIES OR U.S. GOVERNMENT SECURITIES SERIES TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Series over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE, YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when shares may be purchased at net asset value.

Each class of the Series represents the same interest in the investment portfolio of such Series and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Series of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Series or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"

Set forth below are tables showing front-end sales and dealer concessions for Class I shares of each Series.


                                                   TOTAL SALES CHARGE
                                                                     DEALER
                                                     AS A         CONCESSION
    GROWTH AND DYNATECH            AS A          PERCENTAGE          AS A
           SERIES               PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $100,000                 4.50%            4.71%           4.00%
$100,000 but less than
$250,000                           3.75%            3.90%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.25%            2.30%           2.00%
$1,000,000 or more                 none             none        (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. Securities dealers who receive 90% or more of a sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

                                             TOTAL SALES CHARGE

   INCOME, UTILITIES AND                                            DEALER
      U.S. GOVERNMENT                               AS A          CONCESSION
         SECURITIES                AS A          PERCENTAGE          AS A
           SERIES               PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $100,000                 4.25%            4.44%           4.00%
$100,000 but less than
$250,000                           3.50%            3.63%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.15%            2.20%           2.00%
$1,000,000 or more                 none             none        (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. Securities dealers who receive 90% or more of a sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.


No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investment of $1 million within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."


The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of the your current purchase plus the cost or current value (whichever is higher) of a your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"),
(b) other investment products underwritten by Distributors or its affiliates and
(c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds." Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 0.75% of the amount purchased in the Utilities Series, Income Series, and U.S. Government Securities Series and up to 1% of the amount purchased in the Growth Series and DynaTech Series to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans, and up to 1% of the amount purchased in all funds to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.


Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase. The DynaTech Series currently does not offer Class II shares. See table below:

                                       CLASS II - TOTAL SALES CHARGE
                                                                   DEALER
                                                     AS A         CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
any amount (less than
  $1 million)                      1.00%            1.01%           1.00%


*Either Distributors or one of its affiliates may make additional payments to securities dealers, our of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by any Series of the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and directors of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Directors" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES -
CLASS I SHARES ONLY


Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.


In addition, an investment in Class I shares of each Series may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.


2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge (ii) to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.


YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in the your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES OF CLASS I SHARES

If you are a member of a qualified group, you may purchase Class I shares of a Series at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of shares in a Series and now were investing $25,000, the sales charge would be 3.75% for the Growth and DynaTech Series and 3.50% for the Income, Utilities and U.S. Government Securities Series. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in a Series of the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their family members, in accordance with the internal policies and procedures of the employing securities dealer; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of a Series of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of a Series of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of a Series must be received by the Series or the Series' Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of a Series of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of a Series of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Series.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including former participants of the Franklin Templeton Profit Sharing 401(k) plan), to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Series must be received by Franklin Templeton Trust Company (the "Trust Company"), the Series or the Fund's Shareholder Services Agent within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Series is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF A SERIES CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into any Series of the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Series or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in a Series of the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of each Series may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. Each Series may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.

GENERAL

Securities laws of states in which the Series' shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Series shares may be required to register as dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM A SERIES IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the your name on the books of each Series of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly for a Series paying dividends on a quarterly or more frequent basis to reflect the dividends reinvested during that period and after each dividend for a Series paying dividends less frequently than quarterly and after each other transaction which affects the your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Series of the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Series each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Series' shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Series will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Series. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Series of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Series may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Series receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Series or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Series available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE


The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, a Series' shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.


BY TELEPHONE


YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF A SERIES BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES SHOULD BE NOTIFIED.

The telephone exchange privilege allows you to effect exchanges from the Series into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of a Series' shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class of a Series which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?". Exchanges of Class I shares of a Series which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Series for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the account in the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of a Series' shareholders should, within a short period, elect to redeem their shares of that Series pursuant to the exchange privilege, the Series might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of each Series to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Series' investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Series at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES

The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares of the Fund - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

EXCHANGES OF CLASS II SHARES

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may you purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

The DynaTech Series does not currently offer Class II shares.


RETIREMENT PLAN ACCOUNTS


Franklin Templeton IRA and 403(b) retirement plan accounts may accomplish exchanges directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS


Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.


The Growth Series and DynaTech Series currently will not accept investments from Timing Accounts.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.


The Board of Directors has determined to prohibit new investments from Timing Accounts which intend to use the DynaTech and Growth Series. In addition, the Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Series within two weeks of an earlier exchange request out of that Series, or (ii) makes more than two exchanges out of a Series per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Series' net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


Each Series reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Series would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Series receives or anticipates simultaneous orders affecting significant portions of the Series' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Series and therefore may be refused.


The Fund and Distributors, as indicated under "How Do I Buy Shares?" reserve the right to refuse any order for the purchase of shares.


TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Series the value of the shares. You may redeem shares in any of the following ways:

BY MAIL


Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Series the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:


(1) the proceeds of the redemption are over $50,000;


(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;


(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.


Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signature guaranteed as referenced above. You are advised, for your own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:


Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.


Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.


Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." YOU MAY OBTAIN ADDITIONAL INFORMATION ABOUT TELEPHONE REDEMPTIONS BY WRITING TO THE FUND OR INVESTOR SERVICES AT THE ADDRESS SHOWN ON THE COVER OR BY CALLING 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with a Series or Investor Services may be made for up to $50,000 per day per Series account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities, which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.


THROUGH SECURITIES DEALERS

Each Series will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to a Series, rather than on the day the Series receives your written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Series and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Series receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Series as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by a Series due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Unless otherwise specified, requests of redemptions of a SPECIFIED DOLLAR amount, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Each Series may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase shares of a Series, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.


The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by a Series.


RETIREMENT PLAN ACCOUNTS


Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS


By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer shares of a Series in one account to another identically registered account in the Series, and (iv) request the issuance of certificates (to be sent to the address of record only), (v) exchange shares of a Series as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - Redemptions by Telephone" you will be able to redeem shares of a Series.


VERIFICATION PROCEDURES


The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.


RESTRICTED ACCOUNTS


Telephone redemptions and distribution option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption or distribution payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plans Specialist at 1-800/527-2020.


GENERAL


During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of a Series is determined separately as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of each Series).

The net asset value per share of each class of a Series is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the respective class of a Series outstanding. Assets in the Series' portfolios are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of a Series except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of a Series will be computed on a pro rata basis based on the proportionate participation in the Series represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information, specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 106 for Growth Series - Class I, 206 for Growth Series - Class II, 108 for DynaTech Series - Class I, 107 for Utilities Series - Class I, 207 for Utilities Series - Class II, 109 for Income Series - Class I, 209 for Income Series - Class II, 110 for U.S. Government Securities Series - Class I, and 210 for U.S. Government Securities Series - Class II followed by the # sign. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone:

                                                         HOURS OF OPERATION
                                                          (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.               FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 5:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-0637     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.


In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of a class of a Series' performance, including current yield, various expressions of total return, and current distribution rate. They may also occasionally cite statistics to reflect the Series' volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Series may also furnish total return quotations for each of their classes for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class of a Series reflects the income per share earned by the Series' portfolio investments. It is calculated for each class of a Series by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.


Yield for each class of a Series, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions which were or will be paid to shareholders of any Series. Dividends or distributions paid to shareholders of a class of a Series are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class of a Series during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.


In each case, performance figures are based upon past performance, reflect all recurring charges against a class of a Series' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class of a Series, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class of the Series' total return, current yield, or distribution rate may be in any future period.


GENERAL INFORMATION

REPORTS TO SHAREHOLDERS


The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.


ORGANIZATION AND VOTING RIGHTS


The Fund's authorized capital stock consists of fourteen billion shares of Capital Stock of $0.01 par value which have been authorized by the Board of Directors to be issued in ten separate sub-classes: 250,000,000 shares designated as Growth Series - Class I shares, 250,000,000 shares designated as Growth Series - Class II shares, 2,500,000,000 shares as U.S. Government Securities - Class I, 2,500,000,000 shares as U.S. Government Securities Series
- Class II shares, 3,600,000,000 shares as Income Series - Class I shares, 3,600,000,000 as Income Series - Class II shares, 400,000,000 shares as Utilities Series - Class I shares, 400,000,000 shares as Utilities Series - Class II shares, 250,000,000 shares as DynaTech Series - Class I, and 250,000,000 as DynaTech Series - Class II shares. The Board of Directors is empowered by the Charter to issue other Series of Capital Stock and to increase or decrease the number, but not below that at the time outstanding.


The assets of the Fund received for the issue or sale of each Series of the Capital Stock and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account and are to be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Fund. Liabilities in respect to any two or more Series are to be allocated in proportion to the asset value of the respective Series except where direct expenses can otherwise be fairly allocated. The Board of Directors has the right to determine which liabilities are allocable to a given Series and which are general or allocable to two or more Series. In the event of the dissolution or liquidation of the Fund, the registered holders of the Capital Stock of any Series are entitled to receive as a class the underlying assets of such Series available for distribution to shareholders.

Shares of Capital Stock entitle their holders to one vote per share; however, votes are made by Series on matters affecting an individual Series. Shares of the Fund have noncumulative voting rights which means that in all elections of directors, the holders of more than 50% of the shares voting can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors. Shares have no preemptive or subscription rights, and are fully transferable. There are no conversion rights; however, holders of shares of any series may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of any other series as described under "Exchange Privilege."


Shares of each class of a Series represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as the other classes and Series of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of a Series' shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares of a Series will vote separately on matters (1) affecting only that class of such Series, (2) expressly required to be voted on separately by class by state corporation law, or (3) required to be voted on separately by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares of a Series requires shareholder approval, only shareholders of Class I of that Series may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II of such Series may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of a Series, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.


MEETINGS OF SHAREHOLDERS

Maryland General Corporation Law does not require corporations registered as management investment companies under the 1940 Act to hold routine annual meetings of shareholders and the Fund does not intend to hold such routine annual meetings. The Fund may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act.

A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of directors such as that provided in Section 16(c) of the 1940 Act. In addition, Maryland General Corporation Law provides that a special meeting may be called by a majority of the Board of Directors or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

REDEMPTIONS BY THE FUND


The Fund reserves the right to redeem, at net asset value, your shares if your account in any Series of the Fund has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to you. For more information, see "How Do I Buy and Sell Shares? in the SAI.


OTHER INFORMATION


The Fund believes that the U.S. Government Securities Series is generally a permissible investment for national banks, federally chartered savings and loan associations, federally chartered credit unions and the Fishing Vessel Capital Construction Fund. Such investors should confirm the permissibility of proposed investments in this Series with their counsel.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.


REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.


Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS


Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

WHO RUNS THE FUND?

The team responsible for the day-to-day management of each Series' portfolio is:


GROWTH SERIES: Vivian J. Palmieri since 1965 and Conrad B. Herrmann since
1991.


Vivian J. Palmieri
Vice President and Portfolio Manager
Franklin Advisers, Inc.
Mr. Palmieri holds a Bachelor of Arts degree in economics from Williams College. He has been with Advisers or an affiliate since 1965. Mr. Palmieri is a member of several securities industry associations.


Conrad B. Herrmann
Portfolio Manager
Franklin Advisers, Inc.

Mr. Herrmann, a Chartered Financial Analyst and holds a Master's of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with Advisers or an affiliate and is a member of several securities industry associations.

UTILITIES SERIES: Greg Johnson since 1987; Charles B. Johnson since 1957; and Sally Edwards Haff since 1990.


Gregory E. Johnson
Vice President and Portfolio Manager
Franklin Advisers, Inc.


Mr. Johnson holds a Bachelor of Science degree in accounting and business administration from Washington and Lee University and a certificate as a Certified Public Accountant. He has been with Advisers or an affiliate since 1986. Mr. Johnson is a member of several securities industry-related associations.

Sally Edwards Haff
Portfolio Manager
Franklin Advisers, Inc.

Ms. Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Santa Barbara. She has been with Advisers or an affiliate since 1987. Ms. Haff is a member of several securities industry-related associations.

Ian Link
Portfolio Manager
Franklin Advisers, Inc.


Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Davis. He has been with Franklin Resources, Inc. since 1989 and with Advisers or an affiliate since 1995. He is a member of several securities industry-related associations.

DYNATECH SERIES: Rupert H. Johnson, Jr. since inception, Lisa Costa since 1983 and Kevin Carrington since 1993.



Rupert H. Johnson, Jr.
President and Portfolio Manager
Franklin Advisers, Inc.


Mr. Johnson is a graduate of Washington and Lee University. He has been with Advisers or an affiliate since 1965 and prior thereto was an officer in the U.S. Marine Corps. Mr. Johnson is a member of several securities industry associations.

Lisa Costa
Portfolio Manager
Franklin Advisers, Inc.

Ms. Costa holds a Master of Business Administration degree from Golden Gate University, and a Bachelor of Science degree in finance from California State University at Hayward. She has been with Advisers or an affiliate since 1983. Ms. Costa is a Chartered Market Technician and a member of several securities industry associations.

Kevin Carrington
Portfolio Manager
Franklin Advisers, Inc.

Mr. Carrington holds a Bachelor of Science degree in business administration from California State University at Chico. He has been with Franklin Resources, Inc. since 1992 and with Advisers or an affiliate since 1993.

INCOME SERIES: Charles B. Johnson since 1957 and Matt Avery since 1989.


Charles B. Johnson
Chairman of the Board
Franklin Advisers, Inc.


Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with Advisers or an affiliate since 1957. Mr. Johnson is a member of several securities industry associations.

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery hold a Master's Degree from the University of California at Los Angeles' Graduate School of Management and a Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with Advisers or an affiliate since 1987.

THE U.S. GOVERNMENT SECURITIES SERIES: Jack Lemein since 1984; Tony Coffey since 1989; and Roger Bayston since 1993.


Jack Lemein
Senior Vice President
Franklin Advisers, Inc.


Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers or an affiliate since 1984. He is a member of several securities industry associations.

Tony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with Advisers or an affiliate since 1989. He is a member of several securities industry associations.

Roger Bayston
Portfolio Manager
Franklin Advisers, Inc.

Mr. Bayston is a Chartered Financial Analyst and holds a Masters of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with Advisers or an affiliate since 1991. Prior thereto, Mr. Bayston was an Assistant Treasurer for Bankers Trust Company.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS:

MOODY'S


Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C- BONDS rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, differ from AAA issues only in small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - This rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.




U.S. GOVERNMENT
SECURITIES SERIES

FRANKLIN CUSTODIAN FUNDS, INC.


PROSPECTUS FEBRUARY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The U.S. Government Securities Series (the "Fund") is a diversified series of Franklin Custodian Funds, Inc. ("Custodian Funds"), an open-end management investment company. The investment objective of the Fund is income through investment in obligations of the U.S. government or its instrumentalities. At the present time, the assets of the Fund are invested in obligations of the Government National Mortgage Association ("Ginnie Maes" or "GNMA").


This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This Prospectus pertains only to the U.S. Government Securities Series. A separate Prospectus, also dated February 1, 1996, as may be further amended from time to time, describes all five series of Custodian Funds and is incorporated herein by reference. A Statement of Additional Information ("SAI") concerning Custodian Funds dated February 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The Fund offers two classes of shares to its investors: U.S. Government Securities Series - Class I ("Class I") and U.S. Government Securities Series - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."


CONTENTS                                           PAGE

Expense Table


Financial Highlights - How Has the Fund Performed?

What is the U.S. Government Securities Series?

How Does the Fund Invest Its Assets?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information


Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of Class I shares of each Series for the fiscal year ended September 30, 1995.

                                             CLASS I         CLASS II

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases

  as a percentage of offering price)          4.25%          1.00%^
Deferred Sales Charge                         NONE^^         1.00%^^^
Exchange Fee (per transaction)                $5.00+         $5.00+

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                               0.45%          0.45%
Rule 12b-1 Fees                               0.08%*         0.65%*
Other Expenses:

  Shareholder Servicing Costs                 0.04%          0.04%
  Reports to Shareholders                     0.03%          0.03%
  Other                                       0.01%          0.01%
                                              -----          -----

Total Other Expenses                          0.08%          0.08%**
                                              -----          -------

Total Fund Operating Expenses                 0.61%          1.18%
                                              =====          =====


^Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more you will reach the crossover point more quickly.
See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of
Franklin Templeton Funds and similar references.

^^Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingeny period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? -
Contingent Deferred Sales Charge."

^^^Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

+$5.00 fee imposed only on Timing Accounts as described under "What If My
Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

*Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                ONE YEAR     THREE YEARS      FIVE YEARS     TEN YEARS
Class I         $48*         $61              $75            $115
Class II        $32          $47              $74            $152

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

You would pay the following expenses on the same investment, assuming no redemption.


                  ONE YEAR         THREE YEARS     FIVE YEARS        TEN YEARS
Class II          $22              $47             $74               $152


THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of each class of the Fund. The information for each of the five fiscal years in the period ended September 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report. See the discussion "Reports to Shareholders" under "General
Information."

                              Per Share Operating Performance                                        Ratios/Supplemental Data^

                   -----------------------------------------------------                            ---------------------------
                           Net Real-             Distri-  Distri-                                        Ratio    Ratio of
        Net                ized & Un-  Total     butions  butions           Net             Net          of Ex-   Net In-    Port-
        Asset     Net      realized    From In-  From Net From              Asset           Assets       penses   vestment   folio
Year    Value     Invest-  Gain (Loss) vestment  Invest-  Realized Total    Value           at End       to Aver- Income to  Turn-
Ended   Beginning ment     on Invest-  Opera-    ment     Capital  Distri-  at End  Total   of Year      age Net  Average    over
Sep. 30 of Year  Income    ments       tions     Income   Gains    butions  of Year Return+ (in 000's)   Assets   Net Assets Rate^^

Class I

1985    $6.85   $0.880    $0.500      $1.380    $(0.900)  $--      $(0.900) $7.33   20.83%  $ 6,512,982  0.57%    11.06%      9.27%
1986     7.33    0.790     0.165       0.955     (0.875)   --       (0.875)  7.41   13.25    14,361,682  0.54      9.93      36.02
1987     7.41    0.698    (0.500)      0.198     (0.724)   (0.014)  (0.738)  6.87    2.22    13,024,437  0.52      9.49      52.92
1988     6.87    0.691     0.115       0.806     (0.696)   --       (0.696)  6.98   11.77    12,112,775  0.53      9.85      34.14
1989     6.98    0.688    (0.072)      0.616     (0.696)   --       (0.696)  6.90    8.95    11,260,310  0.52      9.99      25.70
1990     6.90    0.668    (0.020)      0.648     (0.688)   --       (0.688)  6.86    9.47    11,143,333  0.52      9.72      18.23
1991     6.86    0.653     0.287       0.940     (0.660)   --       (0.660)  7.14   13.97    12,426,910  0.52      9.26      22.14
1992     7.14    0.609     0.106       0.715     (0.595)   --       (0.595)  7.26   10.14    13,617,157  0.53      8.46      38.75
1993     7.26    0.557     0.056)      0.501     (0.561)   --       (0.561)  7.20    6.86    14,268,516  0.52      7.71      43.10
1994     7.20    0.500     0.678)     (0.178)    (0.512)   --       (0.512)  6.51   (2.75)   11,668,747  0.55      7.37      18.28
1995     6.51    0.497     0.348       0.845     (0.485)   --       (0.485)  6.87   13.56    11,101,605  0.61      7.50       5.48

Class II

1995+    6.67    0.206     0.167       0.373     (0.193)   --       (0.193)  5.66    5.66        11,695  1.18++    6.48++     5.48


^Ratios for the year ended 1995, Class I and Class II, have been calculated using the daily average net assets during the period. +For the period May 1, 1995 (effective date) to September 30, 1995.

++Annualized.

*Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge and assumes reinvestment of dividends at the maximum offering price and capital gains, if any, at net asset value. Prior to May 1, 1994, with the implementation of the Rule 12b-1 Class I distribution plans, the existing sales charge on reinvested dividends was eliminated. ^^Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate of the Fund.


WHAT IS THE U.S. GOVERNMENT SECURITIES SERIES?

The Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a "mutual fund" and registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"). Custodian Funds was organized under the laws of Delaware in 1947 and reincorporated under the laws of Maryland in 1979. Custodian Funds has five separate diversified series with a par value of $0.01: Growth Series, DynaTech Series, Utilities Series, Income Series and U.S. Government Securities Series. The Growth Series, Utilities Series, Income Series and U.S. Government Securities Series issue two classes of capital stock ("multiclass" structure): Growth Series - Class I, Growth Series - Class II, Utilities Series - Class I, Utilities Series - Class II, Income Series - Class I, Income Series - Class II, U.S. Government Securities Series - Class I and U.S. Government Securities Series - Class II. All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges except for legally required modifications to shareholder voting procedures as discussed in "General Information - Organization and Voting Rights." According to statistics published by Lipper Analytical Services, Inc., as of September 30, 1994, the U.S. Government Securities Series is still the largest non-money market government securities mutual fund.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1.0% of the amount invested. See "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's investment objective is income through investment in a portfolio limited to securities which are obligations of the U.S. government or its instrumentalities. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in obligations ("GNMAs" or "Ginnie Maes") of the Government National Mortgage Association ("Association").

The Fund believes that its investment policies, as stated in this Prospectus and the SAI, make the Fund a permissible investment for federal credit unions, based on the Fund's understanding of the laws and regulations governing credit union regulations as of September 30, 1995. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Please see the SAI ("The Fund's Investment Objectives and Restrictions" -- "Credit Union Investment Regulations") for details.


INFORMATION ABOUT GNMAS

GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will purchase GNMAs for which principal and interest are guaranteed. The Fund also purchases "adjustable rate" GNMAs and may also purchase other types of securities which may be issued with the Association's guarantee.

THE ASSOCIATION'S GUARANTEE OF PAYMENT OF PRINCIPAL AND INTEREST ON GNMAS IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT. THE ASSOCIATION MAY BORROW U.S. TREASURY FUNDS TO THE EXTENT NEEDED TO MAKE PAYMENTS UNDER ITS GUARANTEE. OF COURSE, THIS GUARANTEE DOES NOT EXTEND TO THE MARKET VALUE OR YIELD OF THE GNMAS OR THE NET ASSET VALUE OR PERFORMANCE OF THE FUND, WHICH WILL FLUCTUATE DAILY WITH MARKET CONDITIONS.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the net asset value per share of the Fund.

The Fund's investments are continually monitored and changes are made as market conditions warrant. However, the Fund does not engage in the trading of securities for the purpose of realizing short-term profits.

SOME OF THE OTHER INVESTMENT
POLICIES OF THE FUND

The Fund does not borrow money or mortgage or pledge any of its assets except that it may borrow for temporary or emergency purposes in an amount up to 5% of total asset value. The Fund does not currently engage in option transactions or repurchase agreements. The Fund does not loan its securities or acquire illiquid securities or the securities of foreign issuers.


The Fund may purchase and sell GNMA Certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis. These transactions are arrangements under which the Fund may purchase securities with payment and delivery scheduled for a future time up to 60 days after purchase. The transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. In TBA and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a TBA or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in delayed delivery and TBA purchase obligations. More information concerning these transactions is included in the SAI.



The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets? and "Investment Restrictions" in the SAI.

THE PRICE PER SHARE YOU ON REDEMPTION MAY BE MORE OR LESS THAN THE PRICE YOU PAID FOR THE SHARES. THE DIVIDENDS PER SHARE PAID BY THE FUND MAY ALSO VARY.

HOW YOU PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


WHO MANAGES THE FUND?

The Board of Directors of Custodian Funds (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of Custodian Funds who are responsible for administering its day-to-day operations.


The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.

In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.


Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is:
Jack Lemein since 1984, and Roger Bayston and Tony Coffey since 1993.

Mr. Lemein, Senior Vice President and Portfolio Manager of Advisers, holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers since 1984. He is a member of several securities industry associations.

Mr. Bayston, Portfolio Manager of Advisers, holds a Bachelor of Science degree from the University of Virginia and a Master's degree in Business Administration from the University of California at Los Angeles. He has been with the Franklin organization since 1991 (following completion of his MBA program) and was an Assistant Treasurer for Bankers Trust Company from 1986 to 1989.

Mr. Coffey, Portfolio Manager of Advisers, holds a Master's degree in Business Administration from the University of California at Los Angeles and a Bachelor of Arts degree from Harvard University. He has been with Advisers since 1989. From 1985 to 1987, Mr. Coffey was an associate with Analysis Group. He is a member of several securities industry associations.

During the fiscal year ended September 30, 1995, management fees totaling 0.45% of the average monthly net assets of the Fund were paid to Advisers.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because GNMA securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager would try to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended September 30, 1995, expenses borne by Class I and Class II shares of the Fund, including fees paid to Advisers and to Investor Services, totaled 0.61% and 1.18% of the average net assets of such class.


PLANS OF DISTRIBUTION


A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.


The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.15% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.


Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.


Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares. During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:


1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTIONS TO EACH CLASS OF SHARES


According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.


DISTRIBUTION DATE


Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES. THE FUND MAY DETERMINE TO DEFER THE DECEMBER 31 RECORD DATE TO A DATE SHORTLY THEREAFTER IN JANUARY FOR TAX OR OTHER OPERATIONAL REASONS.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.Purchase additional shares of the Fund - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3.Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND


The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

For corporate shareholders, none of the dividends paid by the Fund will qualify for the dividends- received deduction.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.


Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should consult their own tax advisors with respect to the application of their state and local income tax laws to these distributions.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will promptly, after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes on their shares of the Fund and distributions and redemption proceeds received from the Fund.


HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

DIFFERENCES BETWEEN CLASS I AND CLASS II

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.15% per annum of the average daily net assets of the class. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.


CLASS II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of .65% per annum of the average daily net assets of Class II shares, 0.50% of which will be retained by Distributors during the first year of investment.



DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when shares may be purchased at net asset value.


Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.


Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.


PURCHASE PRICE OF FUND SHARES


WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"


Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.

                                                TOTAL SALES CHARGE

                                                                     DEALER
                                                   AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $100,000                 4.25%            4.44%           4.00%
$100,000 but less than
$250,000                           3.50%            3.63%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.15%            2.20%            2.00
$1,000,000 or more                 NONE             NONE        (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. Securities dealers, who receive 90% or more of a sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.


No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)." Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.


CLASS II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:

                                                    TOTAL SALES CHARGE

                                                                    DEALER
                                                    AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
Any Amount (less than $1
    million)                          1.00%            1.01%           1.00%

*Either Distributors or one of its affiliates may make additional payments to securities dealers, out of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.


Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and directors of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Directors" in the SAI.


QUANTITY DISCOUNTS IN
SALES CHARGES - CLASS I SHARES ONLY


Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21, and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.


In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.


2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.


Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.


GROUP PURCHASES OF CLASS I SHARES


If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.


PURCHASES AT NET ASSET VALUE


Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.


Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).


Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or the Fund's Shareholder Services Agent within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.


DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES


Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.


Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.


Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?


Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or the Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.


The Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from the Trust Company retirement plans.


Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.


GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).


SHARE CERTIFICATES


Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.


CONFIRMATIONS


A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.


AUTOMATIC INVESTMENT PLAN


The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.


SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.


INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at

1-800/321-8563.


WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.


ADDITIONAL INFORMATION REGARDING EXCHANGES


Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES


The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.


EXCHANGES OF CLASS II SHARES


When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may you purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method such as first-in first-out or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."


TIMING ACCOUNTS


Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange.


All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.


TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS


It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?


You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:



BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number(s) where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.


To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:


(1) the proceeds of the redemption are over $50,000;


(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;


(4) share certificates, if the redemption proceeds are in excess of $50,000;
      or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.


Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:


Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.


Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.


Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." YOU MAY OBTAIN ADDITIONAL INFORMATION ABOUT TELEPHONE REDEMPTIONS BY WRITING TO THE FUND OR INVESTOR SERVICES AT THE ADDRESS SHOWN ON THE COVER OR BY CALLING 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares? in the SAI for more information on the redemption of shares.


CONTINGENT DEFERRED SALES CHARGE


In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.


In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in Trust Company individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.


All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.


The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.


RETIREMENT PLAN ACCOUNTS


Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.


Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION


Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.


For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.


TELEPHONE TRANSACTIONS


By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.


VERIFICATION PROCEDURES


The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.


RESTRICTED ACCOUNTS


Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.


To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL


During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?


The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).


The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information, specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account, and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 110 and 210, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.


                                                          HOURS OF OPERATION
                                                           (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.                FRIDAY)
Shareholder Services              1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services                   1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information                  1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                                                     8:30 a.m. to 5:00 p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-0637     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)            1-800/851-0637     5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?


Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Current yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI) is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.


In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' total return, current yield or distribution rate may be in any future period.

Because Class II shares were not offered prior to May 1, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data will be available.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS


The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of Custodian Funds, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to Custodian Funds at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.


ORGANIZATION AND VOTING RIGHTS


The authorized capital stock of Custodian Funds consists of fourteen billion shares of Capital Stock of $0.01 par value, all of which has been authorized by the Board of Directors to be issued in five separate series, 7,000,000,000 of which have been designated as Class I shares, and 7,000,000,000 of which have been designated as Class II shares. Of those shares, 2,500,000,000 have been designated as Class I shares of the Fund, and 2,500,000,000 have been designated as Class II shares of the Fund. The Board of Directors is empowered by the Charter to issue other series of Capital Stock and to increase or decrease the number, but not below that at the time outstanding.


The assets received for the issue or sale of each series of the Capital Stock of Custodian Funds and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of Custodian Funds. Liabilities in respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where direct expenses can otherwise be fairly allocated. The Board of Directors has the right to determine which liabilities are allocable to a given series, and which are general or allocable to two or more series. In the event of the dissolution or liquidation of Custodian Funds, the registered holders of the Capital Stock of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

Shares of Capital Stock entitle their holders to one vote per share; however, votes are made by series on matters affecting an individual series. Shares have noncumulative voting rights which means that in all elections of directors, the holders of more than 50% of the shares voting can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors. Shares have no preemptive or subscription rights, and are fully transferable. There are no conversion rights; however, holders of shares of each class of any series may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of the same class of any other series as described under "What If My Investment Outlook Changes? - Exchange Privilege."


Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by state corporation law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.


MEETINGS OF SHAREHOLDERS


Maryland General Corporation Law does not require corporations registered as management investment companies under the 1940 Act to hold routine annual meetings of shareholders and the Fund does not intend to hold such routine annual shareholders meetings. The Fund may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act.

A meeting may also be called by the directors in their discretion or by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of directors such as that provided in
Section 16(c) of the 1940 Act. In addition, Maryland General Corporation Law provides that a special meeting may be called by a majority of the Board of Directors or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


REDEMPTIONS BY THE FUND


The Fund reserves the right to redeem your shares, at net asset value, your account has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.


OTHER INFORMATION

The Fund believes that the Fund is generally a permissible investment for national banks, federally chartered savings and loan associations, federally chartered credit unions and the Fishing Vessel Capital Construction Fund. Such investors should confirm the permissibility of proposed investments in this series with their counsel. See "Investment Objective and Policies of the Fund," above.

REGISTERING YOUR ACCOUNT


An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.


Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS


Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


INCOME SERIES

FRANKLIN CUSTODIAN FUNDS, INC.



PROSPECTUS FEBRUARY 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The Income Series (the "Fund") is a diversified series of Franklin Custodian Funds, Inc. (the "Custodian Funds"), an open-end management investment company. The investment objective of the Fund is to maximize income while maintaining prospects for capital appreciation. The Fund may invest in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?"

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

This Prospectus pertains only to the Income Series. A separate Prospectus, also dated February 1, 1996, describes all five series of Custodian Funds and is incorporated herein by reference. A Statement of Additional Information ("SAI") concerning Custodian Funds, dated February 1, 1996 provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

The Fund offers two classes of shares to its investors: Income Series - Class I ("Class I") and Income Series - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.



THE FUND MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND IN LIGHT OF THE SECURITIES IN WHICH THE FUND INVESTS. SEE "WHAT ARE THE POTENTIAL RISKS RELATING TO HIGH YIELD SECURITIES?"




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.



CONTENTS                                     PAGE

Expense Table

Financial Highlights - How Has the Fund Performed?

What Is the Franklin Income Series?

How Does the Fund Invest Its Assets?

What Are the Potential Risks Relating
  to High Yield Securities?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are
  Available to Me as a Shareholder?

What If My Investment Outlook Changes?
- Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My
  Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account

Important Notice Regarding
Taxpayer IRS Certifications

Appendix



EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. The figures for both classes are based on the aggregate operating expenses of each class for the fiscal year ended September 30, 1995.

                                                 CLASS I           CLASS II
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on                  4.25%             1.00%+
Purchases  (as a percentage of offering
price)
Deferred Sales Charge                            NONE++            1.00%+++
Exchange Fee (per transaction)                   $5.00*            $5.00*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                  0.46%              0.46%
Rule 12b-1 Fees                                  0.13%**            0.65%**
Other Expenses:
Shareholder Servicing Costs                      0.05%              0.05%
Reports to Shareholders                          0.04%              0.04%
Other                                            0.03%              0.03%
Total Other Expenses                             0.12%              0.12%
                                                 -----              -----

Total Fund Operating Expenses                    0.71%              1.23%
                                                 =====              =====




+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.15%. See "Who Manages the Fund? - Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:



                     ONE YEAR    THREE YEARS     FIVE YEARS    TEN YEARS
CLASS I*             $49         $64             $80           $127
CLASS II             $32         $49             $77           $157



*Assumes that a contingent deferred sales charge will not apply to Class I shares.

You would pay the following expenses on the same investment, assuming no redemption:



                     ONE YEAR    THREE YEARS     FIVE YEARS    TEN YEARS
CLASS II             $22         $49             $77           $157



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of each class of the Fund. The information for each of the five fiscal years in the period ended September 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated September 30, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information."




Class I Shares:
                              Per Share Operating Performance                                       Ratios/Supplemental Data+++
                   -----------------------------------------------------                            ---------------------------
                         Net Real-           Distri-   Distri-                                                   Ratio of Net
      Net Asset         ized & Un-   Total   butions   butions              Net Asset       Net Assets Ratio of  Investment
Year   Value     Net  realized Gain  From   From Net   From         Total    Value           at End    Expenses  Income to Portfolio
Ended BeginningInvestment(Loss) on InvestmentInvestment Realized    Distri- at End  Total   of Year   to Average Average    Turnover
Sep.30 of Year  Income Investments Operations Income  Capital Gains butions of Year Return* (in 000's) Net Assets Net Assets    Rate
1986   $2.06   $0.230   $0.238     $0.468   $(0.220)  $(0.058)    $(0.278)   $2.25   24.20%  $226,418     0.71%     9.76%     30.76%
1987    2.25    0.206    0.004      0.210    (0.220)   (0.020)     (0.240)    2.22    9.08    484,270     0.64      9.20      18.14
1988    2.22    0.228   (0.096)     0.132    (0.220)   (0.022)     (0.242)    2.11    6.00    726,815     0.61     10.50      10.01
1989    2.11    0.222    0.009      0.231    (0.220)   (0.011)     (0.231)    2.11   11.16  1,189,694     0.57     10.46      12.05
1990    2.11    0.212   (0.324)    (0.112)   (0.220)   (0.018)     (0.238)    1.76   (6.37) 1,299,130     0.55     10.73      12.14
1991    1 76    0.190    0.350      0.540    (0.220)       --      (0.220)    2.08   32.60  1,673,187     0.56     10.17      33.92
1992    2.08    0.190    0.194      0.384    (0.205)   (0.009)     (0.214)    2.25   18.80  2,483,501     0.55      9.11      23.30
1993    2.25    0.180    0.227      0.407    (0.185)   (0.012)     (0.197)    2.46   18.76  3,935,444     0.54      7.84      25.41
1994    2.46    0.170   (0.201)    (0.031)   (0.180)   (0.029)     (0.209)    2.22   (1.52) 4,891,505     0.64      7.37      23.37
1995    2.22    0.180    0.108      0.288    (0.180)   (0.028)     (0.208)    2.30   14.00  5,885,788     0.71      8.26      58.64



+For the period May 1, 1995 (effective date) to September 30, 1995. ++Annualized. +++Ratios for the year ended 1995, Class I and Class II, have been calculated using the daily average net assets during the period. *Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. Prior to May 1, 1994, the total return for Class I shares also assumes reinvestment of dividends at offering price and capital gains, if any, at net asset value. Effective May 1, 1994 with the implementation of the Rule 12b-1 distribution plan for Class I shares, the existing sales charge on reinvested dividends has been eliminated.

WHAT IS THE FRANKLIN INCOME SERIES?

The Fund is a diversified series of Custodian Funds, an open-end management investment company commonly called a "mutual fund," registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Custodian Funds was organized under the laws of Delaware in 1947 and reincorporated under the laws of Maryland in 1979. Custodian Funds has five separate diversified series:
Growth Series, DynaTech Series, Utilities Series, Income Series and U.S. Government Securities Series. The Growth Series, Utilities Series, Income Series and U.S. Government Securities Series have two classes of shares of capital stock ("multiclass" structure) with a par value of $0.01: Growth Series - Class I, Growth Series - Class II, Utilities Series - Class I, Utilities Series - Class II, Income Series - Class I, Income Series - Class II, U.S. Government Securities Series - Class I and U.S. Government Securities Series - Class II. All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges except for legally required modifications to shareholder voting procedures as discussed in "General Information - Organization and Voting Rights."

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the Fund's net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. See "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?



The Fund's principal investment objective is to maximize income while maintaining prospects for capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval.

The Fund invests in a diversified portfolio of securities selected with particular consideration of current income production. The underlying assets of the Fund may be held in cash or cash equivalents, or invested in securities traded on any national securities exchange or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1,000,000 as shown by its latest published annual report. The Fund may also invest in preferred stocks. There are no restrictions as to the proportion of investments which may be made in a particular type of security and such determination is entirely within management's discretion. A breakdown of the ratings for the bonds in the Fund's portfolio is included under "Asset Composition Table" below.

The Fund may invest up to 100% of its portfolio in non-investment grade bonds, commonly known as "junk bonds", which entail default and other risks greater than those associated with higher rated securities. Investors should carefully assess the risks associated with an investment in the Fund in light of the securities in which the Fund invests.



Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rated categories of the recognized rating services [that is, securities rated Ba or lower by Moody's Investors Service ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P")] or from unrated securities of comparable quality. A list of these ratings is shown in the Appendix to this Prospectus. These ratings, which represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal, although they do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality, will be considered in connection with the investment of the Fund's assets, but will not be a determining or limiting factor. The Fund may invest in securities regardless of their rating (including securities in the lower rating categories) or in securities which are not rated, including up to 5% of its assets in securities which are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below or, if unrated, are at least of comparable quality as determined by the investment manager. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. (See the Appendix for a discussion of ratings.) The Fund may also purchase debt obligations of issuers not currently paying interest as well as issuers who are in default and may retain an issue which has defaulted. Defaulted debt securities will be purchased if, in the opinion of the investment manager, it may present an opportunity for subsequent price recovery, the issuer may resume interest payments or other advantageous developments appear likely in the near term. In general, securities which default lose much of their value in the time period prior to the actual default so that the security and thus the Fund's net asset value would be impacted prior to the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid Investments." See "What Are the Potential Risks Relating to High Yield Securities?"



In the event the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof. Since a substantial portion of the Fund's portfolio at any particular time may consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and thus the value of a shareholder's investment.

Certain of the high yielding fixed-income securities in which the Fund may invest may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the total assets of the Fund.

The Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations ("Loan Participations"). These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While Loan Participations generally trade at par value, the Fund will be able to acquire Loan Participations, including those which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the Loan Participation may appreciate in value. The investment manager may acquire Loan Participations for the Fund when it believes that over the long term, appreciation will take place. An investment in such securities, however, carries substantially the same risk as that for defaulted debt securities and may cause the loss of the entire investment to the Fund. Most Loan Participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid Investments".



The Fund may purchase debt obligations on a "when-issued" or "delayed-delivery" basis. Such securities are subject to market fluctuation prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. Therefore, the value or yields at delivery may be more or less than the value or the yields available when the transaction was entered into. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. See "How Does the Fund Invest Its Assets? - When-Issued, Delayed Delivery and TBA Transactions" in the Fund's SAI for a more complete discussion regarding when-issued and delayed-delivery transactions.

The Fund may also purchase certain bonds issued at discount which defer the payment of interest or which pay no interest until maturity, known as zero coupon bonds, or which pay interest through issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of such bonds, such as the Fund, are deemed to receive interest over the life of such bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "What Are the Potential Risks Relating to High Yield Securities?" below for more information regarding these types of bonds.

The Fund's total return for Class I, as calculated pursuant to the formula prescribed by the SEC, for the one-, five- and ten-year periods for the Class I shares ended on September 30, 1995 was 9.09%, 15.28% and 12.02% respectively. See "How Does the Fund Measure Performance?"



SOME OF THE FUND'S OTHER INVESTMENT POLICIES

OPTIONS. The Fund may write covered call options which are listed for trading on a national securities exchange. This means that the Fund will only write options on securities which it actually owns. A call option gives the person who buys it the right to buy the security on which the option is written for a specified period of time for a price agreed to at the time the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered call writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it would have to enter into a "closing purchase transaction," the premium on which may be higher or lower than that received by the Fund for writing the option. There is no assurance that a closing purchase transaction will be available in every instance. Transactions in options are generally considered "derivative securities."



LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Directors and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.



CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances established upon issue. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. A convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective corporation. Because it has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a straight fixed income security or a change in share price as drastically as the respective common stock. This is because rather than a convertible security's value largely being determined by just interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock dividends are dividends, rather than interest payments, and are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Fund's financial reporting, credit rating, and investment limitation purposes.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity).Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features; they are company issued convertible preferred stock, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

BORROWING. The Fund does not borrow money or mortgage or pledge any of the assets of the Fund, except that it may borrow for temporary or emergency purposes in an amount up to 5% of its total asset value.



ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase more than 10% of the value of the total net assets of the Fund. Subject to this limitation, the Fund's Board of Directors has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. Notwithstanding the investment manager's determinations in this regard, the Fund's Board of Directors will remain responsible for such determinations and will consider appropriate action, consistent with the objective and policies of the Fund, if the security should become illiquid subsequent to its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. See "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in foreign securities, providing such investments are consistent with its objective and comply with its concentration and diversification policies. The Fund will ordinarily purchase foreign securities which are traded in the U.S. or purchase American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Fund may also purchase the securities of foreign issuers directly in foreign markets.



Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for the Fund.

Investment in the shares of foreign issuers requires consideration of certain factors that are not normally involved in investments solely in U.S. issuers. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriations, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the New York Stock Exchange (the "Exchange") and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities which are acquired by the Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available.

Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currencies, foreign currency payables or receivables, and foreign currency-denominated debt securities are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The holding of foreign securities, however, may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments.



The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI. There is, of course, no assurance that the Fund's investment objectives described above will be met.



TRADE CLAIMS. The Fund may invest up to 5% of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at time of acquisition.



HOW YOU PARTICIPATE IN
THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market, and these may reoccur unpredictably in the future.

A decline in the stock market of any country in which the Fund is invested may also be reflected in a decline in the Fund's share price. Changes in currency valuations will also affect the price of the Fund's shares. History reflects both increases and decreases in the prevailing rate of interest and in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. See also "What Are the Potential Risks Relating to High Yield Securities?" below.

WHAT ARE THE POTENTIAL RISKS RELATING TO HIGH YIELD SECURITIES?



Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment manager will consider both credit risk and market risk in making investment decisions as to corporate debt obligations for the Fund.



Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tend to reflect individual developments affecting the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. As of September 30, 1995, 3 issues out of 205 issues (excluding short-term securities and cash equivalents) in the Fund's portfolio were in default. In the fiscal year ended September 30, 1995, 3 issues defaulted (from 3 separate issuers) and a total of 14 issues defaulted over the prior three years, of which the Fund still holds the 3 issues mentioned above. Defaulted issues represented 0.70% of the net assets of the Fund at September 30, 1995. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Internal Revenue Code of 1986, as amended (the "Code") and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in this Prospectus and in the SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.



The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.



The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.



The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.



Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and be taxed as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Current federal income tax law requires that companies such as the Fund, which seek to qualify for pass-through federal income tax treatment as regulated investment companies, distribute at least 90% of their investment company taxable income each year, including tax-exempt and non-cash income. The Fund is not limited in the amount of its assets that may be invested in such securities. The Fund, however, intends to continue to qualify as a regulated investment company under the Code. Accordingly, during periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factors discussed above. Further information is included under "How Taxation Affects You and the Fund."



ASSET COMPOSITION TABLE



A credit rating by a rating agency evaluates only the safety of principal and interest of the bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage invested in securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the investment manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended September 30, 1995. The Appendix includes a description of each rating category.

MOODY'S RATING                     AVERAGE WEIGHTED
                                   PERCENTAGE OF ASSETS
Aaa                                           9.59%
Aa                                            1.70%
A                                             0.01%
Baa                                           7.29%
Ba                                            4.55%
B                                            21.57%
Caa*                                          5.58%
Ca                                            0.77%

*1.55% of these securities, which are unrated by the rating agency, have been included in the Caa category.

WHO MANAGES THE FUND?

The Board of Directors of the Custodian Funds (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.



In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.



Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Charles B. Johnson since 1957 and Mr. Matt Avery since 1989.

Charles B. Johnson
Chairman of the Board
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with Advisers or an affiliate since 1957. Mr. Johnson is a member of several securities industry-related associations.

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery hold a Master's Degree from the University of California at Los Angeles' Graduate School of Management and a Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with Advisers or an affiliate since 1987.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended September 30, 1995, management fees totaling 0.46% of the average monthly net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended September 30, 1995, expenses borne by Class I and Class II shares of the Fund, including fees paid to Advisers and to Investor Services, totaled 0.71% and 1.23%, respectively, of the average monthly net assets of such class.



PLANS OF DISTRIBUTION



A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan", respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.15% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares. During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to .50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board of Directors' policies with regard to the amount of each Plans fees, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:



1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

DISTRIBUTION DATE



Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month. The Fund may determine to defer the December 31st record date to a date shortly thereafter in January for tax or other operational reasons. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.....PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3.....RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.



For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.



For the fiscal year ended September 30, 1995, 27.99% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.



Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds or the Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should also consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes on their shares of the Fund and distributions and redemption proceeds received from the Fund.

Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.



HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.



DIFFERENCES BETWEEN CLASS I AND CLASS II



Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.15% per annum of the average daily net assets of the class. See "Who Manages the Fund?," and "How Do I Sell Shares?" for more information.

CLASS II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of the average daily net assets of Class II shares, 0.50% of which will be retained by Distributors during the first year of investment.

DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when shares may be purchased at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.



PURCHASE PRICE OF FUND SHARES



WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.



                                                            TOTAL SALES CHARGE
                                                                    DEALER
                                                     AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $100,000                 4.25%            4.44%           4.00%
$100,000 but less than
$250,000                           3.50%            3.63%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.15%            2.20%           2.00%
$1,000,000 or more                 NONE             NONE        (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. Securities dealers who receive 90% or more of a sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.



**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.



No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)." Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates, may make payments, out of its own resources, of up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

CLASS II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:



                                                                   DEALER
                                                   AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
  any amount (less than $1
          million)                 1.00%            1.01%           1.00%



*Either Distributors or one of its affiliates, may make additional payments to securities dealers, out of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?"

Certain officers and directors of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Directors" in the SAI.



QUANTITY DISCOUNTS IN SALES CHARGES -
CLASS I SHARES ONLY



Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.



In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.



2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to dispose of the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.



GROUP PURCHASES OF CLASS I SHARES



If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.



PURCHASES AT NET ASSET VALUE



Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While a credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker- dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or the Fund's Shareholder Services Agent within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.



DESCRIPTION OF SPECIAL NET ASSET
VALUE PURCHASES



Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.



Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.



Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or Trust Company may provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Trust Company, an affiliate of Distributors, can serve as custodian or trustee for retirement plans. Brochures for the Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.



GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.



WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).



SHARE CERTIFICATES



Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.



CONFIRMATIONS



A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.



AUTOMATIC INVESTMENT PLAN



The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.



SYSTEMATIC WITHDRAWAL PLAN



The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1.....PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton
Fund.

2.....RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

YOU MAY TERMINATE A SYSTEMATIC WITHDRAWAL PLAN, CHANGE THE AMOUNT AND SCHEDULE OF WITHDRAWAL PAYMENTS, OR SUSPEND A PAYMENT BY NOTIFYING INVESTOR SERVICES IN WRITING AT LEAST SEVEN BUSINESS DAYS PRIOR TO THE END OF THE MONTH PRECEDING A SCHEDULED PAYMENT. THE FUND MAY ALSO TERMINATE A SYSTEMATIC WITHDRAWAL PLAN BY NOTIFYING YOU IN WRITING AND WILL AUTOMATICALLY TERMINATE A SYSTEMATIC WITHDRAWAL PLAN IF ALL SHARES IN YOUR ACCOUNT ARE WITHDRAWN OR IF THE FUND RECEIVES NOTIFICATION OF THE SHAREHOLDER'S DEATH OR INCAPACITY.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.




WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

YOU MAY EXCHANGE SHARES IN ANY OF THE FOLLOWING WAYS:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.



ADDITIONAL INFORMATION REGARDING EXCHANGES



Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.



If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.



The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.



EXCHANGES OF CLASS I SHARES



The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.



EXCHANGES OF CLASS II SHARES



When an account is composed of Class II shares subject to the contingent deferred sales charge and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may you purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.



RETIREMENT PLAN ACCOUNTS



Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."



TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.



TRANSFERS



Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.



CONVERSION RIGHTS



It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. YOU MAY REDEEM SHARES IN ANY OF THE FOLLOWING WAYS:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange")(generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.



Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.



Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.



Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans, and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.



CONTINGENT DEFERRED SALES CHARGE



In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions to participants or their beneficiaries in individual retirement plan accounts due to death, disability or attainment of age 59 1/2; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS



The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.



RETIREMENT PLAN ACCOUNTS



Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.



"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.



For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.



VERIFICATION PROCEDURES



The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.



GENERAL



During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.


HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION
ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 109 and 209, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.



                                                         HOURS OF OPERATION
                                                          (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.               FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 8:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-2020     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.



Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Current yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' total return, current yield or distribution rate may be in any future period.




GENERAL INFORMATION

REPORTS TO SHAREHOLDERS



The Fund's fiscal year ends September 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.



ORGANIZATION AND VOTING RIGHTS



The authorized capital stock of the Custodian Funds consists of fourteen billion shares of Capital Stock of $0.01 par value, all of which has been authorized by the Board to be issued in five separate series, 7,000,000,000 of which have been designated as Class I shares, and 7,000,000,000 of which have been designated as Class II shares. Of those shares, 3,600,000,000 have been designated as Class I shares of the Fund, and 3,600,000,000 have been designated as Class II shares of the Fund. The Board is empowered by the Charter to issue other series of Capital Stock and to increase or decrease the number, but not below that at the time outstanding.

The assets received for the issue or sale of each series of the Capital Stock of the Custodian Funds and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Custodian Funds. Liabilities in respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where direct expenses can otherwise be fairly allocated. The Board has the right to determine which liabilities are allocable to a given series, and which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Custodian Funds, the registered holders of the Capital Stock of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

Shares of Capital Stock entitle their holders to one vote per share; however, votes are made by series on matters affecting an individual series. Shares have noncumulative voting rights, which means that in all elections of directors, holders of more than 50% of the shares voting can elect 100% of the directors, if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board. Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights; however, holders of shares of each class of any series may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of the same class of any other series as described under "What if My Investment Outlook Changes? - Exchange Privilege."

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by state corporation law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.



SHAREHOLDERS' MEETINGS



Maryland General Corporation Law does not require corporations registered as management investment companies under the 1940 Act to hold routine annual meetings of shareholders and the Fund does not intend to hold annual meetings. The Fund may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders holding at least ten percent of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders in connection with the election and removal of directors such as that provided in Section 16(c) of the 1940 Act. In addition, Maryland General Corporation Law provides that a special meeting may be called by a majority of the Board or by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.



REDEMPTIONS BY THE FUND



The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.


REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



APPENDIX



DESCRIPTION OF CORPORATE BOND RATINGS:

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.



A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - This rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN
CUSTODIAN FUNDS, INC.


STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN
FEBRUARY 1, 1996


CONTENTS                               PAGE


How Does the Fund Invest Its Assets?


Officers and Directors


Who Manages the Fund?

How Does the Fund Purchase Securities For Its Portfolio?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?


Additional Information
  Regarding Taxation

The Fund's Underwriter

General Information

Financial Statements


There are three Prospectuses for Franklin Custodian Funds, Inc. (the "Fund"); one Prospectus covers all five Series of the Fund; one covers the Income Series of the Fund; and one covers the U.S. Government Securities Series of the Fund. Each is dated February 1, 1996, as each may be amended from time to time, and provides the basic information you should know before investing in a Series of the Fund. The Prospectuses may be obtained without charge from the Fund or from it's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUSES.

The Fund is an open-end management investment company, commonly called a "mutual fund," and it has registered as such under the Investment Company Act of 1940 ("1940 Act"). It was organized under the laws of Delaware in 1947 and reincorporated under the laws of the state of Maryland in 1980. The Fund has only one class of capital stock, which is issued in five separate diversified series: Growth Series, DynaTech Series, Utilities Series, Income Series, and U.S. Government Securities Series (individually or collectively referred to as the "Series").


As explained in the Prospectus, the Growth Series, Utilities Series, Income Series, and U.S. Government Securities Series offer two classes to their investors: the Growth Series - Class I, Utilities Series - Class I, Income Series - Class I, and U.S. Government Securities Series - Class I (individually or collectively, "Class I") and the Growth Series - Class II, Utilities Series - Class II, Income Series - Class II, and U.S. Government Securities Series - Class II (collectively or individually, "Class II"). THE DYNATECH SERIES OFFERS ONLY ONE CLASS OF SHARES ("DYNATECH SERIES - CLASS I) AND IS INCLUDED IN ALL DISCUSSIONS OF CLASS I SHARES IN THIS PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?


As noted in the Prospectuses, each Series has its own investment objective and follows policies designed to achieve its objective. The investment objective(s) of each Series as set forth in the Prospectuses are fundamental policies and may not be changed without approval of the shareholders of the Series. In addition, the following restrictions have been adopted as fundamental policies for all Series, which means that they may not be changed without the approval of shareholders. Each Series may not:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."


 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Series, other than the U.S. Government Securities Series, may be loaned to broker-dealers or other institutional investors as discussed below under "Loans of Portfolio Securities." For additional information relating to this policy see discussions under "Loan Participations" and limitations on illiquid securities under "Other Policies."

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of a Series in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (The Growth, DynaTech, Income and Utilities Series also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that the Utilities Series will concentrate its investments in the utilities industry.)

 6. Purchase the securities of any issuer which would result in any Series owning more than 10% of the outstanding voting securities of an issuer.

 7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Series and, therefore, there are no option transactions available for that Series.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Series invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Series' shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and iii) provided aggregate investments by a Series in any such money market fund do not exceed (A) the greater of (i) 5% of each Series' total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

In order to change any of the foregoing restrictions, approval must be obtained from the stockholders of each Series that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities.

In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without the approval of shareholders) not to invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development programs.

To accomplish its objective(s), each Series follows certain investment policies, as discussed in the Fund's Prospectuses. The following discussion contains additional information regarding the investment policies in which each Series may engage, except as otherwise indicated.

OPTION TRANSACTIONS - Subject to the conditions noted above, the Fund may write covered call options which trade on national securities exchanges. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option is "covered" if the option writer owns the underlying security which is subject to the call.

The writer of an option receives a premium from the buyer, and retains the premium whether or not the option expires unexercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. If a call option is exercised, the writer also experiences a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

The Fund may terminate its obligation by effecting a "closing purchase transaction." This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.

The DynaTech and Growth Series may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option, plus transaction costs.

The Fund's manager does not currently intend to write options which would cause the market value of any Series' open options to exceed 5% of that Series' total net assets. There is no specific limitation on the Fund's ability to write covered call options; however, as a practical matter, the Fund's option writing activities may be limited by state or federal regulations. Among other things, state regulations limit the aggregate value of securities underlying outstanding options to 25% or less of net assets. As of the fiscal year ended September 30, 1995, there were no open options transactions in any Series. The U.S. Government Securities Series does not presently engage in option transactions, as discussed in restriction 10, above.

LOAN PARTICIPATIONS - The Income Series may invest up to 5% of its total assets (at the time of investment) in loan participations, all of which may have speculative characteristics. The Income Series may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The investment manager may acquire loan participations for the Income Series from time to time when it believes the investments offer the possibility of long-term appreciation in value. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by the Income Series from a bank, finance company or other similar financial services entity ("Lender").

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Loans in which the Income Series will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Income Series may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. The Income Series is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the investment manager may consider such ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in the investment manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Series expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the investment manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Income Series will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. The Income Series has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, the Income Series generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Income Series may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Income Series may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.

Loans of Portfolio Securities - Consistent with procedures approved by the Board of Directors and subject to various conditions which may be imposed from time to time under various securities regulations, the Fund, other than the U.S. Government Securities Series, may lend its portfolio securities to qualified broker/dealers or other institutional investors provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund will engage in security loan arrangements with the primary objective of increasing the Fund's income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that the Fund will not lose the tax treatment available to regulated investment companies.

GNMA CERTIFICATES - Securities of the type to be included in the U.S. Government Securities Series portfolio have historically involved little risk to principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Series. The U.S. government has never defaulted and never delayed payments of interest or principal on its obligations, however, this does not guarantee the value of a shareholder's investment in the U.S. Government Securities Series.

WHEN-ISSUED, DELAYED DELIVERY AND TBA TRANSACTIONS - The Income Series may purchase debt obligations and the U.S. Government Series may purchase and sell GNMA Certificates on a "when-issued", "delayed delivery" or "TBA" basis. These transactions are arrangements under which either Series may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although both Series will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Series is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Series engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Series relies on the seller to complete the transaction. The other party's failure to do so may cause the Series to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Series is subject to any percentage limit on the amount of its assets which may be invested in when-issued or TBA purchase obligations.


CREDIT UNION INVESTMENT REGULATIONS - This section summarizes the investment policies of the U.S. Government Securities Series, under which, based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1995, this Series would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.


All investments of the U.S. Government Securities Series will be subject to the following limitations:

(a) This Series will invest only in obligations of, or securities guaranteed as to principal and interest by, the U.S. Government or its agencies and instrumentalities, including without limitation GNMA certificates representing proportional interests in pools of whole loans.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. However, this Series may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Series has cash flow projections evidencing its ability to complete the purchase or the Series owns the security it has agreed to sell.

(c) This Series will not engage in repurchase agreements or reverse repurchase agreements.

(d) This Series will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(e) This Series will not invest in derivative mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which represent non-proportional interests ("tranches" or "classes") in pools of mortgage loans.

OTHER POLICIES - As discussed in the Prospectus, the Fund, other than the U.S. Government Securities Series, may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board of Directors, who agree to repurchase the securities at a predetermined price within a specified time (normally one day to one week). In these transactions, the securities purchased by the Fund have an initial total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Such arrangements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. Repurchase agreements of more than one week's duration are considered to be illiquid. The U.S. Government Securities Series does not engage in repurchase agreements.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit and bankers' acceptances. However, it is intended that only as much of the underlying assets of each Series be retained in cash as is deemed desirable or expedient under then-existing market conditions.

The Fund, other than the U.S. Government Securities Series, may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board of Directors, may be otherwise illiquid. Illiquid equity securities will not be purchased if, upon such purchase, such securities will constitute 5% of the value of the total net assets of the Series in which they are held.

As noted in the Prospectuses, it is also the policy of the Fund that illiquid securities may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Series in which they are held. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The Fund's Board of Directors has authorized the Fund to invest in restricted securities where such investment is consistent with a Series' investment objective and has authorized such securities to be considered to be liquid and thus not subject to the foregoing limitation, to the extent the investment manager determines that there is a liquid institutional or other market for such securities--for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board of Directors will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board of Directors will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Series of the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in that Series of the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

WHEN WILL THE FUND ENGAGE
IN SECURITIES TRANSACTIONS?

It is intended that portfolio changes in the Growth, Utilities, Income and U.S. Government Securities Series be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. In the DynaTech Series, investments will be made from time to time for the purpose of achieving short-term trading profits, and it is contemplated that this will result in a greater degree of portfolio turnover than characterizes the other Series. The sale of securities held for relatively short periods and reinvestment of the proceeds will result in increased brokerage and transaction costs to the Series and may involve an increase in taxes to the shareholders.

The portfolio turnover rates for each Series are set forth below:

                                                              PORTFOLIO TURNOVER
                                                                FOR FISCAL YEARS
                                                              ENDED SEPTEMBER 30
FUND                                             1994               1995
----                                             ----               ----
Growth Series                                    6.52%             1.39%
DynaTech Series                                  9.73%             9.84%
Utilities Series                                 6.34%             5.55%
Income Series                                   23.37%             58.64%
U.S. Government Securities Series               18.28%              5.48%

OFFICERS AND DIRECTORS


The Board of Directors (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Director

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Director

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Director

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Brian E. Lorenz (56)
One North Lexington Avenue
White Plains, New York 10001-1700

Secretary

Attorney, member of the law firm of Bleakley Platt & Schmidt; officer of three of the investment companies in the Franklin Group of Funds.


The preceding table indicates those officers and directors who are also affiliated persons of Distributors and Advisers. Directors not affiliated with the investment manager ("nonaffiliated directors") are currently paid fees of $1,350 per month plus $1,300 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.




                                                               NUMBER OF BOARDS IN
                                                                   THE  FRANKLIN
                                          TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                                          FROM THE FRANKLIN    FUNDS ON WHICH EACH
                         TOTAL FEES       TEMPLETON GROUP OF   SERVES***
                         RECEIVED FROM    FUNDS**
NAME                     FUND*
Harris J. Ashton         $31,800          $318,125             56
S. Joseph Fortunato       31,800          334,265              58
Gordon S. Macklin         31,800          301,885              53


*   For the fiscal year ended September 30, 1995.
**  For the calendar year ended December 31, 1994.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162
U.S. based funds or series.


Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

During the last fiscal year, the law firm of which Mr. Lorenz is a partner received payments totaling $64,100 for legal services rendered.

As of November 3, 1995, the directors and officers, as a group, owned of record and beneficially approximately 131,406 shares of Growth Series - Class I, 25,327 shares of Utilities Series - Class I, 31,820 shares of DynaTech Series, 53,595 shares of Income Series - Class I, 139,174 shares of U.S. Government Securities Series - Class I or less than 1% of the total outstanding shares of each Series' Class I shares. The directors and officers owned no Class II shares. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.


WHO MANAGES THE FUND?

The investment manager of each Series of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.


Pursuant to the management agreement for each Series, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the each Series' investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. See the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated September 30, 1995.


Pursuant to the management agreement for each Series, the Fund is obligated to pay the Manager a fee computed separately for each Series at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of such Series; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of such Series in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of such Series from $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets of such Series from $10 billion to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets of such Series from $12.5 billion to $15 billion; 1/30 of 1% (approximately 40/100 of 1%) of net assets of such Series from $15 billion to $17.5 billion; 19/600 (approximately 38/100 of 1%) of net assets of such Series from $17.5 billion to $20 billion; and 3/100 (approximately 36/100 of 1%) of net assets of such Series above $20 billion. As a result of the implementation of a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), Advisers has voluntarily agreed effective May 1, 1994, to limit its fees for the U.S. Government Securities Series - Class I to the extent overall expenses exceed 0.70% of average daily net assets. The management agreement for each Series specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of a Series (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2 1/2% of the first $30 million of average net assets of the Series, 2% of the next $70 million of average net assets of the Series and 1 1/2% of average annual net assets of the Series in excess of $100 million. Expense reductions have not been necessary based on state limitation requirements.

Aggregate management fees for the five Series of the Fund for the fiscal years ended September 30, 1993, 1994 and 1995, were as follows:


FUND                   1993                 1994             1995
----                   ----                 ----             ----
Growth Series          $ 2,855,536          $ 2,681,332      $ 2,969,094
DynaTech Series            441,449              424,859          491,673
Utilities series        13,422,576           13,930,637       12,223,592
Income Series           14,769,836           20,628,160       23,887,430
U.S. Government
Securities Series       62,607,011           58,414,490       50,269,876


The management agreement for each Series is in effect until January 31, 1997. Thereafter, each agreement may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities of each Series, and in either event by a majority vote of the Fund's directors who are not parties to the management agreement or interested persons of any such party (other than as directors of the Fund) ("Independent Directors"), cast in person at a meeting called for that purpose. The management agreement for each Series may be terminated without penalty at any time by the Fund or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds which it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling, with respect to the Fund, any security which the Manager and "access persons" as defined by the 1940 Act, may purchase or sell for its or their own account(s) or for the accounts of any other fund; or from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other "access persons" will be made in compliance with the Fund's Code of Ethics.


Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.


Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended September 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders dated September 30, 1995.


The firm of Bleakley Platt & Schmidt, White Plains, New York, serves as legal counsel to the Fund.


HOW DOES THE FUND PURCHASE SECURITIES FOR ITS PORTFOLIO?

Under the current management agreement with Advisers, the selection of broker-dealers to execute transactions in each Series' portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund will seek to obtain prompt execution of orders at the most favorable net price.


The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of securities dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended on September 30, 1995, each Series paid brokerage commissions as follows:


FUND                         1993            1994             1995
----                         ----            ----             ----
Growth Series             $ 175,563        $ 99,627         $ 50,102
DynaTech Series               30,033          11,863        1,025,293
Utilities Series           1,715,627         487,079           11,850
Income Series                814,753       1,223,298         895,111
U.S. Government              -0-              -0-             -0-
Securities Series


In the fiscal year ended September 30, 1995, the Income Series owned a security issued by Associate Corp. of North America which was valued in the aggregate at $19,964,400 as of the end of such fiscal year. Except as stated above, no Series owned any securities issued by the Fund's regular broker-dealers as of the end of such fiscal year.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums that you use for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see Prospectus "What if My Investment Outlook Changes? - Exchange Privilege"), you should note that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserves the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.


Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.


The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Series of the Fund will be offered with the following schedule of sales charges:

                                                      SALES
SIZE OF PURCHASE IN U.S. DOLLARS                      CHARGE
Up to $100,000                                          3%
$100,000 to $1,000,000                                  2%
Over $1,000,000                                         1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS


Orders for the purchase of shares of any Series received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) will be effected at the public offering price for such Series on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.


Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

ADDITIONAL INFORMATION REGARDING PURCHASES


SPECIAL NET ASSET VALUE PURCHASES. As discussed in the Prospectus under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases - Class I," certain categories of investors may purchase shares of a Series without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and fixed income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT. You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the prospectus. At any time within 90 days after the first investment which you want to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent ("Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, other than by a designated benefit plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. If you execute a Letter prior to a change in the sales charge structure for the Fund you will be entitled to complete the Letter at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name (except for designated benefit plans). If your total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you order. If your total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom you made the purchases pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If your total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge you actually paid and the amount of sales charge which would have applied to your aggregate purchases if your total purchases had been made at a single time. Upon such remittance the reserved shares held for your account will be deposited to an account in your name or delivered to you or you order. If you have not paid the difference in sales charge within 20 days after the written request is sent to you, the appropriate number of reserved shares will be redeemed to realize such difference. In the event that you redeem your total account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of your redemption, and the balance will be forwarded to you.

If you execute a Letter on behalf of a benefit plan (such plans are described under "Purchases at Net Asset Value" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.


REDEMPTIONS IN KIND


The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of requests for redemption in excess of such amounts, the directors reserve the right to make payments in whole or in part in securities or other assets of the Series from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Series. In such circumstances, the securities distributed would be valued at the price used to compute the Series' net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, you may not be able to timely recover your investment and may also incur brokerage costs in selling such securities.


REDEMPTIONS BY THE FUND


Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, your shares if your account has a value of less than one-half of the initial minimum investment required, but only where the value of your account has been reduced by your prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to you if your account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to you, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.


CALCULATION OF NET ASSET VALUE


As noted in the Prospectuses, each Series generally calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Series, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the security is valued within the range of the most recent quoted bid and ask prices. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of each class of a Series' net asset value. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Series is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of directors, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled closing of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.


REINVESTMENT DATE


Shares that you acquire through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares you acquire.

REPORTS TO SHAREHOLDERS

The Fund sends annual and semiannual reports to its shareholders regarding each Series' performance and its portfolio holdings. If you would like to receive an interim quarterly report you may phone Fund Information at 1-800/DIAL BEN.


SPECIAL SERVICES


The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.


Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

ADDITIONAL INFORMATION REGARDING TAXATION


As stated in the Prospectus, each Series of the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), qualified as such, and intends to continue to so qualify. The Board reserves the right not to maintain the qualification of a Series as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Series will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Series' available earnings and profits.


Subject to the limitations discussed below, all or a portion of the income distributions paid by a Series (with the exception of the U.S. Government Securities Series) may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Series (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Series and is held for at least a minimum holding period) are less than 100% of its distributable income, then the amount of the Series' dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Series for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Series annually in a notice to shareholders mailed shortly after the end of the Series' fiscal year.

Corporate shareholders should note that dividends paid by a Series from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Series as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the shares in a Series have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Series. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its shares of the Series, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in a Series is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all regulated investment companies to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed, nor taxed to the Series) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the calendar year in which they are declared. Each Series intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Each Series' transactions in options may be limited by the requirements for qualification as a regulated investment company and may reduce the portion of the Income Fund's dividends which is eligible for the corporate dividends-received deduction. These transactions are subject to special tax rules that may affect the amount, timing and character of certain distributions to shareholders.

Gain realized by a Series from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Series' expected return is attributable to the time value of the Series' net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Series on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Redemptions and exchanges of shares of a Series are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.


All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds (defined under "How Do I Buy Shares?" in the Prospectueses) and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.


All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Each Series, other than the U.S. Government Securities Series, may be subject to foreign withholding taxes on income from certain of its foreign securities. Because a Series generally has not invested and does not intend in the future to invest more than 50% of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by each Series. These taxes will be taken as a deduction by each Series.

Foreign exchange gains and losses realized by a Series (except for the U.S. Government Securities Series) in connection with certain transactions involving foreign currencies, foreign currency payables or receivables and foreign currency-denominated debt securities are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Series' income or loss from such transactions and in turn its distributions to shareholders. Additionally, investments in foreign securities pose special issues to the Series in meeting its asset diversification and income tests as a regulated investment company. The Series will limit its investments in foreign securities to the extent necessary to comply with these requirements.


If a Series owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Series does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Series may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its U.S. shareholders. The Series may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by the Series as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Series or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either
(i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".


On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark to market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by the Series in a PFIC would be treated as an excess distribution received by the Series in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Series will be required to distribute to shareholders even though the Series has nor received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement in effect until January 31, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of the Fund's outstanding voting securities of each Series, and in either event by a majority vote of the Fund's Directors who are not parties to the underwriting agreement or interested persons of any such party (other than as Directors of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is made at net asset value.

During the fiscal years ended September 30, 1993, 1994 and 1995 the underwriting commissions received by Distributors and the amounts retained, after allowances to dealers, were as follows:


                                 FISCAL YEAR - SEPTEMBER 30, 1993
                                 COMMISSIONS             COMMISSIONS
FUND                               RECEIVED               RETAINED
----                               --------               --------
Growth Series                    $ 3,960,004              $ 112,573
DynaTech Series                      313,990                 12,277
Utilities Series                  48,570,562              1,885,048
Income Series                     48,743,641              2,014,263
U.S. Government
Securities Series                 79,919,762              6,885,309


                                 FISCAL YEAR - SEPTEMBER 30, 1994
                                 COMMISSIONS             COMMISSIONS
FUND                               RECEIVED                RETAINED
----                               --------                --------
Growth Series                    $ 2,157,161              $ 213,992
DynaTech Series                      172,942                  4,415
Utilities Series                  19,947,028              1,181,619
Income Series                     53,164,210              1,717,009
U.S. Government
Securities Series                 35,631,313              4,226,864

                                 FISCAL YEAR - SEPTEMBER 30, 1995
                                 COMMISSIONS             COMMISSIONS
FUND                               RECEIVED                RETAINED
----                               --------                --------
Growth Series                    $ 2,112,855              $ 233,027
DynaTech Series                    6,047,891                 366,179
Utilities Series                     231,256                  25,733
Income Series                     37,121,561               2,117,539
U.S. Government                   10,902,931                 656,562
Securities Series

Effective February 1, 1995, Distributors is entitled to retain net underwriting discounts and commissions in connection with some redemptions or repurchases of shares. For the fiscal year ended September 30, 1995, Distributors retained the following amounts:

                                 AMOUNT
FUND                            RETAINED
----                            --------
Growth Series                    $ 227
DynaTech Series                     280
Utilities Series                  -0-
Income Series                     4,700
U.S. Government                   2,188
Securities Series

Distributors may be entitled to reimbursement under the distribution plans of the Funds as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


PLANS OF DISTRIBUTION

The DynaTech Series and each class of the Growth Series, Utilities Series, Income Series, and the U.S. Government Securities Series have adopted, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act ("Class I Plan(s)" and "Class II Plan(s)", respectively, or "Plan(s)."

THE CLASS I PLANS

The Class I Plans, provide for the Series to pay up to a maximum of 0.25% with respect to the Growth and DynaTech Series and 0.15% with respect to the Income, Utilities, and U.S. Government Securities Series, per annum of their average daily net assets for expenses incurred in the promotion and distribution of their shares.

In implementing the Class I Plans, the Board has determined that initially, the annual fees payable thereunder with respect to the Growth and DynaTech Series, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the Series that were acquired by investors on or after the May 1, 1994 ("New Assets") of such Series, and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Series that were acquired before May 1, 1994 ("Old Assets") of such Series. Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the Class I Plans for the Growth and DynaTech Series. With respect to the Income and Utilities Series, the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Series' Class I shares, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Series' Class I shares. With respect to the U.S. Government Securities Series, the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Series' Class I shares, and (ii) the amount obtained by multiplying 0.05% by the Old Assets of such Series. Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.15% with respect to the Income, Utilities and U.S. Government Securities Series is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under their respective Class I Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Class I Plans, such as advertising.

The fee is a Series' Class I expense so that all Class I shareholders of a Series, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.20% (0.15% plus 0.05%) for the Growth and DynaTech Series; 0.12% (0.10% plus 0.02%) for the Income and Utilities Series; and 0.07% (0.05% plus 0.02%) for the U.S. Government Securities Series of such average daily net assets and, as each Series' shares are sold on or after the Effective Date, will increase over time. Thus, as the proportion of a Series' Class I shares purchased on or after the Effective Date to outstanding Class I shares of a Series increases, the expenses attributable to payments under the Class I Plan will also increase (but will not exceed the maximum allowable under each Class I Plan). While this is the currently anticipated calculation for fees payable under the Class I Plans, the Class I Plans permit the Fund's Directors to allow the Growth and DynaTech Series to pay a full 0.25% and the Income, Utilities, and U.S. Government Securities Series to pay a full 0.15% on all assets both Old and New at any time. The approval of the Fund's Board would be required to change the calculation of the payments to be made under the Class I Plans.

Pursuant to the Class I Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Series' Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of the Class I shares of each Series, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

THE CLASS II PLANS

Under the Class II Plans, the Growth Series pays to Distributors or others annual distribution fees, payable quarterly, of 0.75% of Class II's average daily net assets, and the Utilities Series, Income Series, and U.S. Government Securities Series pays to Distributors or others annual distribution fees, payable quarterly of 0.50% of Class II's average daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of Class II of the respective series. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Series. In addition to this amount, under the Class II Plans, the Growth Series shall pay 0.25% per annum and the Utilities Series, Income Series and the U.S. Government Securities Series shall pay 0.15%, payable quarterly, of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the respective Series on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.


IN GENERAL


In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent a Series, the Manager or Distributors or other parties on behalf of a Series, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of each class of a Series within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to a Plan.


In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under a Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Series, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Series' shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.


The Plans were approved in accordance with the provisions of Rule 12b-1. The Plans are effective through January 31, 1997 and are renewable annually by a vote of the Board, including a majority vote of the directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such directors be done by the non-interested directors. The Plans and any related agreements may be terminated at any time, with- out any penalty, by vote of a majority of the non-interested directors on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a Management Agreement with the Manager or, as to each Series, by vote of a majority of the Series' outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

With respect to a Plan, the Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the the respective class of a Series' outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested directors, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.





                           PAYMENTS UNDER 12B-1 PLANS
                      FISCAL YEAR ENDED SEPTEMBER 30, 1995
CLASS I          ADVERTISING     PRINTING    PAYMENTS   PAYMENTS TO   TOTAL
                                 /MAILING    TO         BROKERS OR
                                 PROSPEC-    UNDER-     DEALERS
                                 TUSES       WRITERS                                   DEALERS
GROWTH SERIES    $  193,462      $ 89,706    $ 11,903     $  852,339    $1,147,410
UTILITIES           283,241       197,804      38,723      2,635,919     3,155,607
SERIES
DYNATECH             14,298        21,602       1,452         99,426       136,778
SERIES
INCOME SERIES       551,791       269,755     216,120      5,591,439     6,629,104
U.S.              1,066,361       799,972     140,031      6,036,785     8,043,149
GOVERNMENT
SECURITIES
SERIES
CLASS II*
GROWTH SERIES        -0-             -0-         -0-          64,467        64,467
UTILITIES            -0-             -0-         -0-          127,293      127,293
SERIES
INCOME SERIES        -0-             -0-         -0-           71,000       71,000
U.S.                 -0-             -0-         -0-          12,518        12,518
GOVERNMENT
SECURITIES
SERIES

*For the five month period ended September 30, 1995.

GENERAL INFORMATION

PERFORMANCE


As noted in the Prospectus, each class of a Series may from time to time quote various performance figures to illustrate the Series' past performance. It may occasionally cite statistics to reflect its volatility or risk.


Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Series be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Series are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum sales charge in effect currently.


In considering the quotations of total return by the Fund, investors should remember that the maximum sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in a Series. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment. The average annual compounded rate of return for Class I shares of each Series for the indicated periods ended September 30, 1995 was as follows:





                              ONE-YEAR         FIVE-YEAR      TEN-YEAR
CLASS I                        PERIOD           PERIOD         PERIOD
-------                        ------           ------         ------
Growth Series                   25.25%          14.26%         14.60%
DynaTech Series                 26.21%          15.95%         13.08%
Utilities Series                18.91%          11.14%         10.96%
Income Series                   9.09%           15.28%         12.02%
U.S. Government
Securities Series               8.72%            7.51%          8.50%

These figures were calculated according to the SEC formula:

                                       n
                                  P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, a Series may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as a Series' average annual compounded rate, except that such quotations will be based on each Series' actual return for a specified period rather than its average return over one-, five- and ten-year periods.


The total rates of return for both classes (as applicable) for each Series for the indicated periods ended on September 30, 1995 was as follows:



                          ONE-YEAR       FIVE-YEAR          TEN-YEAR
CLASS I                    PERIOD          PERIOD            PERIOD
Growth Series              25.25%          94.74%           290.76%
DynaTech Series            26.21%         109.56%           241.87%
Utilities Series           18.91%          69.58%           182.90%
Income Series               9.09%         103.58%           211.10%
U.S. Government             8.72%          43.64%           126.02%
Securities Series


CLASS II                                FROM INCEPTION
Growth Series                           12.58%
Utilities Series                        10.89%
Income Series                            7.47%
U.S. Government                          4.20%
Securities Series


YIELD

Current yield reflects the income per share earned by each Series' portfolio investments.


Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield figures for each Series for the 30-day period ended on September 30, 1995 were as follows:



                                                30-DAY
CLASS I                                         YIELD
                                                -----
Growth Series                                   0.97%
DynaTech Series                                 0.79
Utilities Series                                5.29%
Income Series                                   7.90%
U.S. Government Securities Series               6.55%
CLASS II
Growth Series                                   0.25%
Utilities Series                                4.97%
Income Series                                   7.66%
U.S. Government Securities Series               6.21%

These figures were obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd
where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Series during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for each Series as September 30, 1995 were as follows:



                                                            CURRENT
                                                          DISTRIBUTION
CLASS I                                                       RATE
                                                              ----
Growth Series                                                0.67%
DynaTech Series                                              0.37%
Utilities Series                                             5.15%
Income Series                                                7.50%
U.S. Government Securities Series                            6.86%
CLASS II
Growth Series                                                 n/a
Utilities Series                                             4.91%
Income Series                                                7.24%
U.S. Government Securities Series                            7.11%
VOLATILITY


Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Series' net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


With respect to those categories of investors who are permitted to purchase shares of a Series of the Fund at net asset value, sales literature pertaining to the Series may quote a current distribution rate, yield, total return, average annual total return and other measures of performance, as described elsewhere in this SAI, with the substitution of net asset value for the public offering price.


Sales literature referring to the use of the Fund or any of its Series as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help investors better evaluate how an investment in a Series of the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund or any of its Series may discuss various measures of the Series' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples.

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the Exchange.


d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.


h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.


i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Fund may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Fund may be compared to:

a) Hambrecht & Quist Technology Index - an unmanaged index of technology-based companies published by Hambrecht & Quist.

b) Pacific Stock Exchange Technology Index - an unmanaged index representing a wide variety of technology-based companies ranging from established companies to emerging growth companies.

c) Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

Income Fund and U.S. Government Securities Fund may be compared to:

a) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

c) Standard & Poor's Bond Indices - measures yield and price of Corporate, Municipal, and Government bonds.

d) Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Series of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Series to calculate its figures. In addition there can be no assurance that any Series of the Fund will continue this performance as compared to such other averages.

From time to time, Fund advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in any of the Fund's Series. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication. For example:

1. Franklin pioneered the concept of Ginnie Mae funds, and the U.S. Government Securities Series, with over $11 billion in assets and more than 500,000 shareholders at the end of its fiscal year, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this Series, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.

The U.S. Government Securities Series offers investors the opportunity to invest in GNMAs, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information about the U.S. Government Securities Series may compare the Series' performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the U.S. Government Securities Series involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the U.S. Government Series' fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Series' shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Series is not insured by any federal, state or private entity.

3. Over the life of the Utilities Series, dividends have increased in 28 of the last 46 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. The Utilities Series, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the Series has been continuously managed by the same portfolio manager since 1957.

4. The Franklin Income Series has paid uninterrupted dividends for the past 46 years.

5. The Franklin Growth Series offers investors a convenient way to invest in a diversified portfolio of America's established growth companies, companies that are leaders in their industries.

6. The Franklin Growth Series made the 1990 and 1991 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

OTHER FEATURES AND BENEFITS

The Series of the Fund may be used in various ways by investors to achieve their investment goals. The following list reflects some of the ways in which the Series of the Fund may be used to achieve investment objectives or to illustrate other benefits:

DOLLAR COST AVERAGING - The Series of the Fund can be used in programs involving dollar cost averaging to help investors reduce the per share costs of their investments over time.

RETIREMENT PLANNING - The Series of the Fund can be used to help an investor build a retirement plan. The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

COLLEGE COSTS - The Series of the Fund can be used to help an investor save for educational costs. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are published by the College Board.) Of course, an investment in the Fund cannot guarantee that such goals will be met.

PRICE STABILITY - The example below can be used to illustrate the stability of the Income Series' net asset value, when compared to the Dow Jones industrial average, during periods of market volatility:

                         DOW JONES              FUND'S NET
DATE                      AVERAGE               ASSET VALUE
10/16/87                  2246.73                  $2.19
10/19/87                  1738.41                   $2.12
     Change               -508.32                  -.07
04/13/88                  2107.09                  $2.17
04/14/88                  2005.63                  $2.16
                          -------                  -----
    Change                -101.46                   -.01

Each Series may also be discussed in shareholder newsletters; with the Franklin Automatic Investment Plan; in articles discussing tax planning; in discussions about using Franklin Gift Certificates to purchase shares of a Series; to demonstrate the benefits offered by professional management.

In advertising ratings or rankings of the Franklin Group of Funds(R) operations, the Funds may advertise, together or separately, the following past rating, and such information in that category that may appear in the future:


The Series of the Fund are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million shareholder accounts and offers 114 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.


Franklin has been ranked number one in service quality in the Dalbar Surveys, Inc. broker/dealer survey for five of the past seven years. One other fund group was also ranked number one in 1993.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

ADDITIONAL INFORMATION FOR
INSTITUTIONAL INVESTORS

As the investments permitted to the U.S. Government Securities Series are limited to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, the shares of the U.S. Government Securities Series are generally eligible for investment by federally-chartered credit unions, federally-chartered savings and loan associations, national banks and the National Marine Fisheries Service Capital Construction Fund. While the Series is not aware of any investments permitted to it which would destroy such eligibility, it has agreed for the benefit of such federally-chartered institutions to refrain from such investments should the situation arise. The U.S. Government Securities Series may be a permissible investment for certain state-chartered institutions as well.

ALL INSTITUTIONAL INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.


FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund dated September 30, 1995, including the auditors's report, are incorporated herein by reference.






                        FRANKLIN CUSTODIAN FUNDS, INC.
                              File Nos. 2-11346
                                   811-537

                                  FORM N-1A

                                    PART C
                              Other Information

Item 24 Financial Statements and Exhibits

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated September 30, 1995 as filed with the SEC electronically on form type N-30D on November 29, 1995.

      (i)   Report of Independent Auditors - November 3, 1995.

      (ii) Statement of Investments in Securities and Net Assets - September 30, 1995.

      (iii) Statements of Assets and Liabilities - September 30, 1995.

      (iv)  Statements of Operations - for the year ended September 30, 1995.

      (v) Statements of Changes in Net Assets - for the years ended September 30, 1995 and 1994.

      (vi)  Notes to Financial Statements

b)   Exhibits:

      The following exhibits, are incorporated by reference, except exhibits
      (1)(vii), (6)(i), 10(i), (11)(i), (15)(vi), (15)(vii), 18(i), 27(i),
      27(ii), 27(iii), 27(iv), 27(v), 27(vi), 27(vii), 27(viii), and 27(ix)
      which are attached herewith as noted.

 (1)   copies of the charter as now in effect;

      (i) Articles of Incorporation dated October 9, 1979
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

      (ii) Agreement and Articles of Merger dated November 7, 1979
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

     (iii)Certificate of Amendment to Articles of Incorporation dated October 4, 1985
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

      (iv)Articles of Amendment dated October 14, 1985
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

      (v) Certificate of Amendment to Articles of Incorporation dated February 24, 1989
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

      (vi)Certificate of Amendment to Articles of Incorporation dated March 21, 1995
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

     (vii)Articles Supplementary to the Charter dated June 29, 1995

(2)   copies of the existing By-Laws or instruments corresponding thereto;

      (i) By-Laws
          Filing:  Post-Effective Amendment No. 71 to
          Registration Statement on Form N-1A
          File No. 2-11346
          Filing Date:  April 27, 1995

(3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

        Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

      Not Applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i) Management Agreement between the Registrant on behalf of the DynaTech Series and Franklin Advisers, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (ii) Management Agreement between the Registrant on behalf of the Growth Series and Franklin Advisers, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (iii)Management Agreement between the Registrant on behalf of the Income Series and Franklin Advisers, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (iv) Management Agreement between the Registrant on behalf of the U.S. Government Securities Series and Franklin Advisers, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (v) Management Agreement between the Registrant on behalf of the Utilities Series and Franklin Advisers, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

      (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995

      (ii) Form of Dealer Agreements between Franklin/Templeton Distributors, Inc. and dealers
           Registrant:  Franklin Federal Tax-Free Income Fund
           Filing:  Post-Effective Amendment No. 17 to Registration
           Statement on Form N-1A
           File No. 2-75925
           Filing Date:  March 27, 1995

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

        Not Applicable

(8)   copies of all custodian agreements and depository contracts under
      Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

      (i) Custody Agreement between Registrant and Bank of America NT & SA dated September 17, 1991
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (ii) Amendment to Custodian Agreement between Registrant and Bank of America dated April 12, 1995
           Registrant: Franklin Gold Fund
           Filing: Post-Effective Amendment No. 44 to Registration on Form
           N-1A
           File No.2-30761
           Filing Date: September 28, 1995

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

        Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

       (i)  Opinion and consent of counsel dated November 21, 1995

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration
      Statement and required by Section 7 of the 1933 Act;

      (i)  Consent of Independent Auditors dated November 28, 1995

(12)  all financial statements omitted from Item 23;

        Not Applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

       (i) Letter of Understanding dated April 12, 1995
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

      (i)  Copy of model retirement plan
           Registrant:  AGE High Income Fund, Inc.
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No.  2-30203
           Filing Date:  August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

      (i) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the DynaTech Series and Franklin/Templeton
           Distributors, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Series and Franklin/Templeton Distributors, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (iii)Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Income Series and Franklin/Templeton Distributors, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the U.S. Government Securities Series and Franklin/Templeton Distributors, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Series and Franklin/Templeton
           Distributors, Inc. dated May 1, 1994
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Series, Income Series and U.S. Government Securities Series - Class II and Franklin/Templeton Distributors, Inc. dated March 30, 1995

      (vii)Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Series - Class II and Franklin/Templeton Distributors, Inc. dated March 30, 1995

(16) schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

      (i)  Schedule for Computation of Performance Quotation
           Registrant:  Franklin Tax-Advantaged U.S. Government Securities
           Fund
           Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
           File No.  33-11963
           Filing Date:  March 1, 1995

(17)  Power of Attorney

      (i)  Powers of Attorney dated February 16, 1995
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

      (ii) Certificate of Secretary dated February 16, 1995
           Filing:  Post-Effective Amendment No. 71 to
           Registration Statement on Form N-1A
           File No. 2-11346
           Filing Date:  April 27, 1995

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

     (i)  Form of Multiple Class Plan

(27)  Financial Data Schedule Computation

     (i)  Financial Data Schedule for DynaTech Series

     (ii) Financial Data Schedule for Growth Series - Class I

     (iii)Financial Data Schedule for Growth Series - Class II

      (iv) Financial Data Schedule for Utilities Series - Class I

      (v)  Financial Data Schedule for Utilities Series - Class II

      (vi) Financial Data Schedule for U.S. Government Securities
           Series - Class I

      (vii)Financial Data Schedule for U.S. Government Securities
           Series - Class II

     (viii)Financial Data Schedule for Income Series - Class I

      (ix)  Financial Data Schedule for Income Series - Class II


Item 25 Persons Controlled by or Under Common Control with Registrant

      None

Item 26 Number of Holders of Securities

As of September 30, 1995, the number of record holders of each series of the Registrant was as follows:



                                                   Number of
                                                   Record Holders
                                                   Class I      Class II
       Growth Series                                 80,677        628
       Utilities Series                             215,357        720
       DynaTech Series                               12,137        n/a
       Income Series                                308,978      3,204
       U.S. Government Securities Series            474,893        578


Item 27 Indemnification

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28 Business and Other Connections of Investment Adviser

a) Franklin Advisers, Inc.

The officers and directors of the Registrant's investment adviser also serve as officers and/or directors for (1) the adviser's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 29 Principal Underwriters

      a) Franklin/Templeton Distributors, Inc. ("Distributors") also acts as principal underwriter of shares of AGE High Income Fund, Inc., Franklin Tax-Exempt Money Fund, Franklin Equity Fund, Franklin Gold Fund, Franklin Municipal Securities Trust, Franklin California Tax-Free Income Fund, Inc., Franklin New York Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Investors Securities Trust, Franklin Premier Return Fund, Franklin Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin International Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Managed Trust, Franklin Value Investors Trust, Franklin Federal Tax-Free Income Fund, Institutional Fiduciary Trust, Franklin Money Fund, Franklin Federal Money Fund, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Templeton Variable Products Series Fund, Templeton Real Estate Securities Fund, Templeton Growth Fund, Inc., Templeton Funds, Inc., Templeton Smaller Companies Growth Fund, Inc., Templeton Income Trust, Templeton Global Opportunities Trust, Templeton Institutional Funds, Inc., Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Global Investment Trust, Templeton Variable Annuity Fund, and Franklin Templeton Japan Fund.

      b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

      c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30 Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, California 94404.

Item 31 Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32 Undertakings

a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's Annual Report to Shareholders and to furnish each person to whom a prospectus is delivered a copy of the Annual Report upon request and without charge.


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of November 1995.

                        FRANKLIN CUSTODIAN FUNDS, INC.
                     (Registrant)

                           By: Charles B. Johnson*
                               Charles B. Johnson
                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Charles B. Johnson*               Principal Executive
Charles B. Johnson                Officer and Director
                                  Dated: November 29, 1995

Martin L. Flanagan*               Principal Financial Officer
Martin L. Flanagan                Dated:  November 29, 1995

Diomedes Loo-Tam*                 Principal Accounting Officer
Diomedes Loo-Tam                  Dated: November 29, 1995

Harris J. Ashton*                 Director
Harris J. Ashton                  Dated: November 29, 1995

S. Joseph Fortunato*              Director
S. Joseph Fortunato               Dated: November 29, 1995

Rupert H. Johnson, Jr.*           Director
Rupert H. Johnson, Jr.            Dated: November 29, 1995

Gordon S. Macklin*                Director
Gordon S. Macklin                 Dated: November 29, 1995



*By /s/ Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
   (Pursuant to Powers of Attorney previously filed)